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Exhibit 99.1

SIMON
PROPERTY
GROUP
EARNINGS RELEASE AND SUPPLEMENTAL INFORMATION
UNAUDITED THIRD QUARTER 2013

3Q 2013 SUPPLEMENTAL

(1)
Includes reconciliation of consolidated net income to funds from operations.
3Q 2013 SUPPLEMENTAL	1

Earnings Release

CONTACTS:

Liz Zale	212.745.9623 Investors
Les Morris	317.263.7711 Media

FOR IMMEDIATE RELEASE

SIMON PROPERTY GROUP REPORTS THIRD QUARTER RESULTS AND
RAISES QUARTERLY DIVIDEND

INDIANAPOLIS, October 25, 2013 - Simon Property Group, Inc. (NYSE:SPG) today reported results for the quarter and nine months ended September 30, 2013.

Results for the Quarter

•
Funds from Operations ("FFO") was $802.8 million, or $2.21 per diluted share, as compared to $720.1 million, or $1.99 per diluted share, in the prior year period. The FFO increase on a per diluted share basis was 11.1%.

•
Net income attributable to common stockholders was $311.7 million, or $1.00 per diluted share, as compared to $254.9 million, or $0.84 per diluted share, in the prior year period.

Results for the Nine Months

•
Funds from Operations ("FFO") was $2.311 billion, or $6.38 per diluted share, as compared to $2.057 billion, or $5.70 per diluted share, in the prior year period. The FFO increase on a per diluted share basis was 11.9%.

•
Net income attributable to common stockholders was $934.7 million, or $3.01 per diluted share, as compared to $1.116 billion, or $3.71 per diluted share, in the prior year period. Results for 2012 include primarily non-cash net gains from acquisitions and dispositions of $1.36 per diluted share.

"We achieved excellent financial performance for the quarter and had successful openings of three new Premium Outlet Centers®. We have also completed our acquisition of ownership interests in the European designer outlet business of McArthurGlen," said David Simon, Chairman and CEO. "Our relentless focus on operating performance and executing our growth strategy through expansions, new Premium Outlets development and smart acquisitions delivered strong results, including 4.9% growth in comparable property net operating income for our U.S. Malls and Premium Outlets for the quarter. We are pleased to raise our dividend and increase our 2013 FFO guidance based on our results to date and our expectations for the remainder of 2013."

3Q 2013 SUPPLEMENTAL	2

Earnings Release

U.S. Malls and Premium Outlets Operating Statistics

	As of September 30,
			% Increase
	2013	2012
Occupancy (1)	95.5%	94.6%	+90 basis points
Total Sales per sq. ft. (2)	$579	$562	3.0%
Base Minimum Rent per sq. ft. (1)	$41.73	$40.33	3.5%
Releasing Spread per sq. ft. (1)(3)	$8.05	$4.86	+$3.19
Releasing Spread (percentage change) (1)(3)	15.2%	10.4%	+480 basis points
(1)
Represents mall stores in Malls and all owned square footage in Premium Outlets.
(2)
Trailing 12-month sales per square foot for mall stores less than 10,000 square feet in Malls and all owned square footage in Premium Outlets.
(3)
Same space measure that compares opening and closing rates on individual spaces leased during trailing 12-month period.

Dividends

Today the Company announced that the Board of Directors declared a quarterly common stock dividend of $1.20 per share. This is an increase of $0.05 per share from the previous quarter, and a year over year increase of 9.1%. The dividend will be payable on November 29, 2013 to stockholders of record on November 15, 2013.

The Company also declared the quarterly dividend on its 8 3/8% Series J Cumulative Redeemable Preferred Stock (NYSE:SPGPrJ) of $1.046875 per share, payable on December 31, 2013 to stockholders of record on December 17, 2013.

Development Activity

Three new Premium Outlets opened during the quarter:

•
August 1st - Toronto Premium Outlets in Halton Hills (Toronto), Canada is a 360,000 square foot center with over 100 high quality outlet stores. The center is the Canadian entry point for many upscale, U.S. retailers and designer brands and opened 98% leased. The Company owns a 50% interest in this project.

•
August 22nd - St. Louis Premium Outlets in Chesterfield (St. Louis), Missouri is located on the south side of I-64/US Highway 40 east of the Daniel Boone Bridge. The center's first phase of 350,000 square feet with 85 stores opened 100% leased. St. Louis Premium Outlets is a part of Chesterfield Blue Valley, a mixed-use development to include office space, hotel, restaurant and entertainment venues. The Company owns a 60% interest in the project.

•
August 29th - Busan Premium Outlets in Busan, Korea is a 360,000 square foot center that serves the southeastern Korean peninsula, including the cities of Busan, Ulsan and Daegu, as well as local and overseas visitors. The center opened 99% leased. The Company owns a 50% interest in this project, which is its third Premium Outlet Center in Korea.
3Q 2013 SUPPLEMENTAL	3

Earnings Release

Four new Premium Outlets are currently under construction:

•
Charlotte Premium Outlets in Charlotte, North Carolina is a 400,000 square foot center scheduled to open in July of 2014. The Company owns a 50% interest in this project.

•
Twin Cities Premium Outlets in Eagan, Minnesota is a 410,000 square foot center scheduled to open in August of 2014. The Company owns a 35% interest in this project.

•
Montreal Premium Outlets in Mirabel, Quebec, Canada is a 360,000 square foot center scheduled to open in October of 2014. The Company owns a 50% interest in this project.

•
Vancouver Designer Outlet in Vancouver, British Columbia, Canada is a 215,000 square foot center scheduled to open in March of 2015. The Company owns a 45% interest in this project.

In early October, we opened The Shops at Nanuet, a 750,000 square foot open-air, state-of-the-art center located in Rockland County, New York. This project transformed the property from an enclosed mall to a main-street outdoor shopping destination providing customers with a wide variety of fashion and specialty retail, dining and entertainment opportunities. In October, we also completed a 105,000 square foot expansion of Orlando Premium Outlets-Vineland Ave which is 100% leased.

Redevelopment and expansion projects, including the addition of anchors and big box tenants, are underway at more than 35 properties in the U.S. and Asia. The Company's share of the cost of these projects is approximately $1.1 billion.

Acquisitions

On October 16, 2013, the Company completed the closing of its acquisition of ownership interests in four McArthurGlen Designer Outlets: Parndorf (Vienna, Austria), La Reggia (Naples, Italy), Noventa di Piave (Venice, Italy) and Roermond (Roermond, the Netherlands). McArthurGlen is the leader in upscale, European designer outlet centers.

Simon Property Group previously completed the acquisition of a 50% ownership in McArthurGlen's management and development company through a joint venture, as well as an interest in Ashford Designer Outlets in Kent, UK, and became a partner in a new designer outlet under development in Vancouver, British Columbia, Canada.

Total cash consideration for the McArthurGlen transaction was approximately $500 million.

Dispositions

During the third quarter, the Company completed the sale of the following assets:

•
Arsenal Mall and Office in Watertown (Boston), Massachusetts

•
Terrace at The Florida Mall in Orlando, Florida

Proceeds from the sale of these assets were approximately $76 million.

Financing Activity

On August 7, 2013, Moody's Investors Service upgraded its rating of Simon Property Group's senior unsecured debt to A2, with a stable outlook.

3Q 2013 SUPPLEMENTAL	4

Earnings Release

On October 2, 2013, Simon Property Group, L.P., the Company's majority-owned operating partnership subsidiary, issued €750 million 7-year senior unsecured notes at 2.375%. This represents the Company's first offering in the euro-denominated debt market. Net proceeds from the public offering were used to repay euro-denominated borrowings under the Company's unsecured revolving credit facility and for general corporate purposes.

The Company has also been active in the secured debt markets in 2013, closing or locking rates on 22 new loans totaling approximately $3.0 billion, of which SPG's share is $2.2 billion. The weighted average interest rate on these new loans is 2.85% and the weighted average term is 7.6 years.

2013 Guidance

Today the Company updated and raised its guidance, estimating that FFO will be within a range of $8.72 to $8.78 per diluted share for the year ending December 31, 2013, and net income will be within a range of $4.10 to $4.16 per diluted share. This represents an increase of $0.10 per diluted share for the midpoint of the range provided on July 29, 2013.

The following table provides the reconciliation for the expected range of estimated net income available to common stockholders per diluted share to estimated FFO per diluted share:

For the year ending December 31, 2013

	Low End	High End
Estimated net income available to common stockholders per diluted share	$4.10	$4.16
Depreciation and amortization including the Company's share of unconsolidated entities	4.90	4.90
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, net	(0.28)	(0.28)

Estimated FFO per diluted share	$8.72	$8.78

Sustainability

During the quarter, Simon Property Group was honored for its leadership and transparency on sustainable practices and was named to the 2013 CDP Global 500 Climate Disclosure Leadership Index (CDLI). This annual index highlights FTSE Global 500 companies that demonstrate leadership through disclosure of information regarding climate change and score within the top 10% of the five hundred companies assessed.

This is the third time Simon Property Group has been awarded the CDLI distinction due to its top score on disclosure of greenhouse gas emissions and energy use, and SPG is the only real estate company included in 2013. Simon Property Group has also been named to the S&P 500 Climate Disclosure Leadership Index five times including this year.

In addition, Simon Property Group was recognized as the leading retail real estate company in North America for its sustainability practices by The Global Real Estate Sustainability Benchmark (GRESB), and ranked #1 among fifteen U.S. retail real estate peers in GRESB's recently released 2013 Report.

Conference Call

Simon Property Group will hold a conference call to discuss our financial results today at 9:00 a.m. Eastern Time, Friday, October 25, 2013. Live streaming audio of the conference call will be accessible at investors.simon.com. An online replay will be available until January 25, 2014 at investors.simon.com. A searchable podcast of the conference call will be available at www.REITcafe.com.

3Q 2013 SUPPLEMENTAL	5

Earnings Release

Supplemental Materials and Website

The Company has provided supplemental information on its third quarter performance at investors.simon.com. This information has also been furnished to the SEC in a current report on Form 8-K.

We routinely post important information online at our investor relations website, investors.simon.com. We use this website, press releases, SEC filings, quarterly conference calls, presentations and webcasts to disclose material, non-public information in accordance with Regulation FD. We encourage members of the investment community to monitor these distribution channels for material disclosures. Any information accessed through our website is not incorporated by reference into, and is not a part of, this document.

Non-GAAP Financial Measures

This press release includes FFO and comparable property net operating income growth, which are financial performance measures not defined by generally accepted accounting principles in the United States ("GAAP"). Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included in this press release and in the Company's supplemental information for the quarter. FFO and comparable property net operating income growth are financial performance measures widely used in the REIT industry. Our definitions of these non-GAAP measures may not be the same as similar measures reported by other REITs.

Forward-Looking Statements

Certain statements made in this press release may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: the Company's ability to meet debt service requirements, the availability and terms of financing, changes in the Company's credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate and currency risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic conditions, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, and the intensely competitive market environment in the retail industry, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. The Company discusses these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly reports filed with the SEC. The Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise unless required by law.

About Simon Property Group

Simon Property Group, Inc. (NYSE:SPG) is an S&P 100 company and a global leader in the retail real estate industry. The Company currently owns or has an interest in more than 325 retail real estate properties in North America and Asia comprising approximately 242 million square feet. We are headquartered in Indianapolis, Indiana and employ approximately 5,500 people in the U.S. For more information, visit simon.com.

3Q 2013 SUPPLEMENTAL	6

Earnings Release

Simon Property Group, Inc. and Subsidiaries
Unaudited Consolidated Statements of Operations
(Dollars in thousands, except per share amounts)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2013	2012	2013	2012
REVENUE:
Minimum rent	$795,809	$759,039	$2,351,876	$2,207,334
Overage rent	56,511	51,170	134,458	110,277
Tenant reimbursements	367,702	342,443	1,059,834	979,300
Management fees and other revenues	33,613	32,294	95,156	92,928
Other income	48,621	43,671	112,553	145,813

Total revenue	1,302,256	1,228,617	3,753,877	3,535,652

EXPENSES:
Property operating	126,706	132,378	354,094	353,136
Depreciation and amortization	326,073	310,244	961,344	907,217
Real estate taxes	113,145	105,694	332,259	311,173
Repairs and maintenance	27,747	26,556	84,579	78,862
Advertising and promotion	30,725	28,114	81,343	77,762
Provision for (recovery of) credit losses	2,774	(1,180)	4,207	5,271
Home and regional office costs	34,171	27,057	106,021	95,019
General and administrative	14,546	14,165	44,476	42,787
Other	25,804	20,636	62,411	58,424

Total operating expenses	701,691	663,664	2,030,734	1,929,651

OPERATING INCOME	600,565	564,953	1,723,143	1,606,001
Interest expense	(284,491)	(288,896)	(849,482)	(835,532)
Income and other taxes	(7,768)	(3,904)	(29,943)	(9,872)
Income from unconsolidated entities	47,916	37,129	158,663	96,613
Gain (loss) upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	11,071	(2,911)	99,906	491,926	(A)

CONSOLIDATED NET INCOME	367,293	306,371	1,102,287	1,349,136
Net income attributable to noncontrolling interests	54,784	50,616	165,035	230,857
Preferred dividends	834	834	2,503	2,503

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$311,675	$254,921	$934,749	$1,115,776

BASIC EARNINGS PER COMMON SHARE:
Net income attributable to common stockholders	$1.00	$0.84	$3.01	$3.71

DILUTED EARNINGS PER COMMON SHARE:
Net income attributable to common stockholders	$1.00	$0.84	$3.01	$3.71

3Q 2013 SUPPLEMENTAL	7

Earnings Release

Simon Property Group, Inc. and Subsidiaries
Unaudited Consolidated Balance Sheets
(Dollars in thousands, except share amounts)

	September 30, 2013	December 31, 2012
ASSETS:
Investment properties at cost	$34,764,669	$34,252,521
Less - accumulated depreciation	9,804,069	9,068,388

	24,960,600	25,184,133
Cash and cash equivalents	1,099,321	1,184,518
Tenant receivables and accrued revenue, net	529,893	521,301
Investment in unconsolidated entities, at equity	1,991,900	2,108,966
Investment in Klépierre, at equity	1,971,230	2,016,954
Deferred costs and other assets	1,558,465	1,570,734

Total assets	$32,111,409	$32,586,606

LIABILITIES:
Mortgages and unsecured indebtedness	$22,729,654	$23,113,007
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,328,089	1,374,172
Cash distributions and losses in partnerships and joint ventures, at equity	842,062	724,744
Other liabilities	227,319	303,588

Total liabilities	25,127,124	25,515,511

Commitments and contingencies
Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	179,792	178,006
EQUITY:
Stockholders' Equity
Capital stock (850,000,000 total shares authorized, $0.0001 par value, 238,000,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding with a liquidation value of $39,847	44,472	44,719
Common stock, $0.0001 par value, 511,990,000 shares authorized, 313,976,863 and 313,658,419 issued and outstanding, respectively	31	31
Class B common stock, $0.0001 par value, 10,000 shares authorized, 8,000 issued and outstanding	–	–
Capital in excess of par value	9,197,939	9,175,724
Accumulated deficit	(3,218,890)	(3,083,190)
Accumulated other comprehensive loss	(76,702)	(90,900)
Common stock held in treasury at cost, 3,651,580 and 3,762,595 shares, respectively	(118,031)	(135,781)

Total stockholders' equity	5,828,819	5,910,603
Noncontrolling interests	975,674	982,486

Total equity	6,804,493	6,893,089

Total liabilities and equity	$32,111,409	$32,586,606

3Q 2013 SUPPLEMENTAL	8

Earnings Release

Simon Property Group, Inc. and Subsidiaries
Unaudited Joint Venture Statements of Operations
(Dollars in thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2013	2012	2013	2012
Revenue:
Minimum rent	$408,204	$370,183	$1,201,748	$1,091,701
Overage rent	40,784	44,002	128,565	128,622
Tenant reimbursements	197,494	176,544	569,044	508,698
Other income	40,903	34,754	122,505	121,686

Total revenue	687,385	625,483	2,021,862	1,850,707
Operating Expenses
Property operating	125,329	125,162	364,494	351,963
Depreciation and amortization	135,457	125,828	389,843	375,280
Real estate taxes	55,374	45,068	160,152	132,618
Repairs and maintenance	15,653	15,418	48,156	45,269
Advertising and promotion	14,141	11,706	44,164	39,600
Provision for (recovery of) credit losses	192	(646)	1,772	(247)
Other	37,948	36,089	110,129	128,134

Total operating expenses	384,094	358,625	1,118,710	1,072,617

Operating Income	303,291	266,858	903,152	778,090
Interest expense	(151,579)	(148,891)	(453,573)	(451,581)

Income from Continuing Operations	151,712	117,967	449,579	326,509
Gain (loss) from operations of discontinued joint venture interests	7	(1,978)	(339)	(20,769)
Gain (loss) on disposal of discontinued operations, net	6,580	(4,904)	24,936	(4,904)

Net Income	$158,299	$111,085	$474,176	$300,836

Third-party investors' share of net income	$85,211	$66,308	$263,926	$163,108

Our share of net income	73,088	44,777	210,250	137,728
Amortization of Excess Investment (B)	(25,733)	(21,726)	(75,415)	(55,059)
Our share of loss on sale or disposal of assets and interests in unconsolidated entities, net	–	9,245	–	9,245

Income from Unconsolidated Entities (C)	$47,355	$32,296	$134,835	$91,914

Note:
The above financial presentation does not include any information related to our investment in Klépierre S.A. ("Klépierre").
For additional information, see footnote C.
3Q 2013 SUPPLEMENTAL	9

Earnings Release

Simon Property Group, Inc. and Subsidiaries
Unaudited Joint Venture Balance Sheets
(Dollars in thousands)

	September 30, 2013	December 31, 2012
Assets:
Investment properties, at cost	$14,828,264	$14,607,291
Less - accumulated depreciation	5,144,189	4,926,511

	9,684,075	9,680,780
Cash and cash equivalents	653,185	619,546
Tenant receivables and accrued revenue, net	270,770	252,774
Investment in unconsolidated entities, at equity	38,669	39,589
Deferred costs and other assets	442,831	438,399

Total assets	$11,089,530	$11,031,088

Liabilities and Partners' Deficit:
Mortgages	$11,979,021	$11,584,863
Accounts payable, accrued expenses, intangibles, and deferred revenue	723,143	672,483
Other liabilities	394,461	447,132

Total liabilities	13,096,625	12,704,478
Preferred units	67,450	67,450
Partners' deficit	(2,074,545)	(1,740,840)

Total liabilities and partners' deficit	$11,089,530	$11,031,088

Our Share of:
Partners' deficit	$(943,037)	$(799,911)
Add: Excess Investment (B)	2,092,875	2,184,133

Our net Investment in Joint Ventures	$1,149,838	$1,384,222

Note:
The above financial presentation does not include any information related to our investment in Klépierre.
For additional information, see footnote C attached hereto.
3Q 2013 SUPPLEMENTAL	10

Earnings Release

Simon Property Group, Inc. and Subsidiaries
Unaudited Reconciliation of Non-GAAP Financial Measures (D)
(Amounts in thousands, except per share amounts)

Reconciliation of Consolidated Net Income to FFO

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2013	2012	2013	2012
Consolidated Net Income (E)	$367,293	$306,371	$1,102,287	$1,349,136
Adjustments to Arrive at FFO:
Depreciation and amortization from consolidated properties	321,962	306,612	949,169	896,147
Our share of depreciation and amortization from unconsolidated entities, including Klépierre	130,055	110,188	376,432	321,318
(Gain) loss upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	(11,071)	2,911	(99,906)	(491,926)
Net income attributable to noncontrolling interest holders in properties	(1,958)	(2,464)	(6,517)	(6,427)
Noncontrolling interests portion of depreciation and amortization	(2,218)	(2,253)	(6,595)	(6,835)
Preferred distributions and dividends	(1,313)	(1,313)	(3,939)	(3,939)

FFO of the Operating Partnership	$802,750	$720,052	$2,310,931	$2,057,474

Diluted net income per share to diluted FFO per share reconciliation:
Diluted net income per share	$1.00	$0.84	$3.01	$3.71
Depreciation and amortization from consolidated properties and our share of depreciation and amortization from unconsolidated entities, including Klépierre, net of noncontrolling interests portion of depreciation and amortization	1.24	1.14	3.65	3.35
(Gain) loss upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	(0.03)	0.01	(0.28)	(1.36)

Diluted FFO per share	$2.21	$1.99	$6.38	$5.70

Details for per share calculations:
FFO of the Operating Partnership	$802,750	$720,052	$2,310,931	$2,057,474
Diluted FFO allocable to unitholders	(115,440)	(116,207)	(332,474)	(342,704)

Diluted FFO allocable to common stockholders	$687,310	$603,845	$1,978,457	$1,714,770

Basic weighted average shares outstanding	310,333	304,108	310,195	301,029
Adjustments for dilution calculation:
Effect of stock options	–	1	–	1

Diluted weighted average shares outstanding	310,333	304,109	310,195	301,030
Weighted average limited partnership units outstanding	52,122	58,524	52,127	60,162

Diluted weighted average shares and units outstanding	362,455	362,633	362,322	361,192

Basic and Diluted FFO per Share	$2.21	$1.99	$6.38	$5.70
Percent Change	11.1%		11.9%
3Q 2013 SUPPLEMENTAL	11

Earnings Release

Simon Property Group, Inc. and Subsidiaries
Footnotes to Unaudited Reconciliation of Non-GAAP Financial Measures

Notes:

(A)
2012 primarily represents non-cash gains resulting from our acquisition/disposition activity and the remeasurement of our previously held interest to fair value for those properties in which we now have a controlling interest.

(B)
Excess investment represents the unamortized difference of our investment over equity in the underlying net assets of the related partnerships and joint ventures shown therein. The Company generally amortizes excess investment over the life of the related properties.

(C)
The Unaudited Joint Venture Statements of Operations do not include any operations or our share of net income or excess investment amortization related to our investment in Klépierre. Amounts included in Footnotes E below exclude our share of related activity for our investment in Klépierre. For further information, reference should be made to financial information in Klépierre's public filings and additional discussion and analysis in our Form 10-Q.

(D)
This report contains measures of financial or operating performance that are not specifically defined by GAAP, including FFO and FFO per share. FFO is a performance measure that is standard in the REIT business. We believe FFO provides investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

We determine FFO based upon the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"). We determine FFO to be our share of consolidated net income computed in accordance with GAAP, excluding real estate related depreciation and amortization, excluding gains and losses from extraordinary items, excluding gains and losses from the sales or disposals of, or any impairment charges related to, previously depreciated retail operating properties, plus the allocable portion of FFO of unconsolidated joint ventures based upon economic ownership interest, and all determined on a consistent basis in accordance with GAAP.

We have adopted NAREIT's clarification of the definition of FFO that requires it to include the effects of nonrecurring items not classified as extraordinary, cumulative effect of accounting changes, or a gain or loss resulting from the sale or disposal of, or any impairment charges relating to, previously depreciated retail operating properties. We include in FFO gains and losses realized from the sale of land, outlot buildings, marketable and non-marketable securities, and investment holdings of non-retail real estate. However, you should understand that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance, and is not an alternative to cash flows as a measure of liquidity.

(E)
Includes our share of:

-
Gains on land sales of $4.2 million and $1.9 million for the three months ended September 30, 2013 and 2012, respectively, and $5.4 million and $11.7 million for the nine months ended September 30, 2013 and 2012, respectively

-
Straight-line adjustments to minimum rent of $13.6 million and $11.5 million for the three months ended September 30, 2013 and 2012, respectively, and $39.7 million and $31.7 million for the nine months ended September 30, 2013 and 2012, respectively

-
Amortization of fair market value of leases from acquisitions of $5.6 million and $5.5 million for the three months ended September 30, 2013 and 2012, and $21.9 million and $16.2 million for the nine months ended September 30, 2013 and 2012, respectively

-
Debt premium amortization of $10.1 million and $9.6 million for the three months ended September 30, 2013 and 2012, respectively, and $32.3 million and $29.7 million for the nine months ended September 30, 2013 and 2012, respectively
3Q 2013 SUPPLEMENTAL	12

Overview

The Company

Simon Property Group, Inc. (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is our majority-owned partnership subsidiary that owns all of our real estate properties and other assets. In this package, the terms Simon, we, our, or the Company refer to, Simon Property, Inc., the Operating Partnership, and its subsidiaries. We are engaged primarily in the ownership, development and management of retail real estate properties including Malls, Premium Outlets®, The Mills®, Community/Lifestyle Centers and International Properties. At September 30, 2013, we owned or had an interest in 327 properties comprising 242 million square feet in North America and Asia. Additionally, we have a 28.9% ownership interest in Klépierre, a publicly traded, Paris-based real estate company, which owns shopping centers in 13 European countries.

This package was prepared to provide operational and balance sheet information as of September 30, 2013, for the Company and the Operating Partnership.

Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate and currency risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, intensely competitive market environment in the retail industry, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but except as required by law, otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

Any questions, comments or suggestions regarding this Supplemental Information should be directed to Liz Zale, Senior Vice President of Corporate Affairs (lzale@simon.com or 212.745.9623) or Kristin Ely, Manager of Investor Relations (kely@simon.com or 317.685.7361).

Reporting Calendar

Below is a list of estimated dates for future announcements of results. Dates are subject to change.

Fourth Quarter 2013	January 31, 2014
First Quarter 2014	April 25, 2014
Second Quarter 2014	July 25, 2014
Third Quarter 2014	October 24, 2014
3Q 2013 SUPPLEMENTAL	13

Overview

Stock Information

The Company's common stock and one issue of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's (1)
Corporate	A	(Stable Outlook)
Senior Unsecured	A	(Stable Outlook)
Preferred Stock	BBB+	(Stable Outlook)
Moody's (2)
Senior Unsecured	A2	(Stable Outlook)
Preferred Stock	A3	(Stable Outlook)

Senior Unsecured Debt Covenants (3)

	Required	Actual	Compliance
Total Debt to Total Assets (3)	≤65%	42%	Yes
Total Secured Debt to Total Assets (3)	≤50%	20%	Yes
Fixed Charge Coverage Ratio	>1.5X	3.4X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%	257%	Yes
(1)
Upgraded on May 16, 2013.

(2)
Upgraded on August 7, 2013.

(3)
Covenants for indentures dated June 7, 2005 and later. Total Assets are calculated in accordance with the bond indenture and are essentially net operating income (NOI) divided by a 7.0% capitalization rate plus the value of other assets at cost.
3Q 2013 SUPPLEMENTAL	14

Selected Financial and Equity Information
(In thousands, except as noted)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Financial Highlights
Total Revenue - Consolidated Properties	$1,302,256	$1,228,617	$3,753,877	$3,535,652
Consolidated Net Income	$367,293	$306,371	$1,102,287	$1,349,136
Net Income Attributable to Common Stockholders	$311,675	$254,921	$934,749	$1,115,776
Basic Earnings per Common Share (EPS)	$1.00	$0.84	$3.01	$3.71
Diluted Earnings per Common Share (EPS)	$1.00	$0.84	$3.01	$3.71
Funds from Operations (FFO) of the Operating Partnership	$802,750	$720,052	$2,310,931	$2,057,474
Basic FFO per Share (FFOPS)	$2.21	$1.99	$6.38	$5.70
Diluted FFO per Share (FFOPS)	$2.21	$1.99	$6.38	$5.70
Dividends/Distributions per Share	$1.15	$1.05	$3.45	$3.00

Stockholders' Equity Information	As of September 30, 2013	As of December 31, 2012
Limited Partnership Units Outstanding at end of period	52,121	51,952
Common Shares Outstanding at end of period	310,333	309,904

Total Common Shares and Limited Partnership Units Outstanding at end of period	362,454	361,856

Weighted Average Limited Partnership Units Outstanding	52,127	58,186
Weighted Average Common Shares Outstanding:
Basic - for purposes of EPS and FFOPS	310,195	303,137
Diluted - for purposes of EPS and FFOPS	310,195	303,138

Debt Information
Share of Consolidated Debt	$22,572,881	$22,953,985
Share of Joint Venture Debt	5,610,091	5,380,359

Share of Total Debt	$28,182,972	$28,334,344

Market Capitalization
Common Stock Price at end of period	$148.23	$158.09
Common Equity Capitalization, including limited partnership units	$53,726,577	$57,205,875
Preferred Equity Capitalization, including limited partnership preferred units	78,136	81,387

Total Equity Market Capitalization	$53,804,713	$57,287,262

Total Market Capitalization - Including Share of Total Debt	$81,987,685	$85,621,606

Debt to Total Market Capitalization	34.4%	33.1%
3Q 2013 SUPPLEMENTAL	15

Pro-Rata Statement of Operations
(in thousands)

	Three Months Ended September 30, 2013
	Consolidated	Non- Controlling Interests (1)	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	Three Months Ended September 30, 2012 Our Total Share
REVENUE:
Minimum rent	$795,809	$(6,977)	$788,832	$189,260	$978,092	$921,210
Overage rent	56,511	(57)	56,454	17,456	73,910	69,687
Tenant reimbursements	367,702	(4,120)	363,582	91,944	455,526	418,613
Management fees and other revenues	33,613	–	33,613	–	33,613	32,294
Other income	48,621	(274)	48,347	19,393	67,740	54,146

Total revenue	1,302,256	(11,428)	1,290,828	318,053	1,608,881	1,495,950

EXPENSES:
Property operating	126,706	(2,318)	124,388	54,321	178,709	178,653
Depreciation and amortization	326,073	(2,215)	323,858	90,651	414,509	389,802
Real estate taxes	113,145	(1,082)	112,063	25,783	137,846	125,002
Repairs and maintenance	27,747	(344)	27,403	7,159	34,562	33,306
Advertising and promotion	30,725	(214)	30,511	6,547	37,058	33,096
Provision for (recovery of) credit losses	2,774	(63)	2,711	208	2,919	(1,560)
Home and regional office costs	34,171	–	34,171	–	34,171	27,057
General and administrative	14,546	–	14,546	–	14,546	14,165
Other	25,804	(1,106)	24,698	16,024	40,722	34,567

Total operating expenses	701,691	(7,342)	694,349	200,693	895,042	834,088

OPERATING INCOME	600,565	(4,086)	596,479	117,360	713,839	661,862
Interest expense	(284,491)	2,128	(282,363)	(70,005)	(352,368)	(355,973)
Income and other taxes	(7,768)	–	(7,768)	–	(7,768)	(3,904)
Income from unconsolidated entities	47,916	–	47,916	(47,355)	561 (2)	4,833
Gain (loss) upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entitites, net	11,071	–	11,071	–	11,071	(2,911)

CONSOLIDATED NET INCOME	367,293	(1,958)	365,335	–	365,335	303,907
Net income attributable to noncontrolling interests	54,784	(1,958)	52,826	–	52,826 (3)	48,152
Preferred dividends	834	–	834	–	834	834

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$311,675	$–	$311,675	$–	$311,675	$254,921

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO:
Consolidated Net Income			$367,293	$–	$367,293	$306,371
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			321,962	–	321,962	306,612
Our share of depreciation and amortization from unconsolidated entities, including Klépierre				130,055	130,055	110,188
Income from unconsolidated entities			(47,916)	47,916	–	–
(Gain) loss upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entitites, net			(11,071)	–	(11,071)	2,911
Net income attributable to noncontrolling interest holders in properties			(1,958)	–	(1,958)	(2,464)
Noncontrolling interests portion of depreciation and amortization			(2,218)	–	(2,218)	(2,253)
Preferred distributions and dividends			(1,313)	–	(1,313)	(1,313)

FFO of the Operating Partnership			$624,779	$177,971	$802,750	$720,052

Percentage of FFO of the Operating Partnership			77.83%	22.17%	100.00%	100.00%

(1)
Represents our venture partners' share of operations from consolidated properties.
(2)
Our Total Share of income from unconsolidated entities represents our share of net results related to our investment in Klépierre.
(3)
Represents limited partners' interest in the Operating Partnership.
3Q 2013 SUPPLEMENTAL	16

Pro-Rata Statement of Operations
(In thousands)

	Nine Months Ended September 30, 2013
	Consolidated	Non- controlling Interests (1)	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	Nine Months Ended September 30, 2012 Our Total Share
REVENUE:
Minimum rent	$2,351,876	$(21,083)	$2,330,793	$555,598	$2,886,391	$2,694,453
Overage rent	134,458	(210)	134,248	54,156	188,404	164,243
Tenant reimbursements	1,059,834	(12,367)	1,047,467	263,858	1,311,325	1,202,768
Management fees and other revenues	95,156	–	95,156	–	95,156	92,928
Other income	112,553	(836)	111,717	56,927	168,644	200,997

Total revenue	3,753,877	(34,496)	3,719,381	930,539	4,649,920	4,355,389

EXPENSES:
Property operating	354,094	(6,309)	347,785	156,769	504,554	497,504
Depreciation and amortization	961,344	(6,592)	954,752	264,862	1,219,614	1,150,399
Real estate taxes	332,259	(3,359)	328,900	73,676	402,576	370,532
Repairs and maintenance	84,579	(1,154)	83,425	22,191	105,616	99,023
Advertising and promotion	81,343	(595)	80,748	20,273	101,021	95,005
Provision for credit losses	4,207	(117)	4,090	1,069	5,159	4,899
Home and regional office costs	106,021	–	106,021	–	106,021	95,019
General and administrative	44,476	–	44,476	–	44,476	42,787
Other	62,411	(3,481)	58,930	46,665	105,595	105,345

Total operating expenses	2,030,734	(21,607)	2,009,127	585,505	2,594,632	2,460,513

OPERATING INCOME	1,723,143	(12,889)	1,710,254	345,034	2,055,288	1,894,876
Interest expense	(849,482)	6,372	(843,110)	(210,199)	(1,053,309)	(1,038,920)
Income and other taxes	(29,943)	–	(29,943)	–	(29,943)	(9,872)
Income from unconsolidated entities	158,663	–	158,663	(134,835)	23,828 (2)	4,699
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entitites, net	99,906	–	99,906	–	99,906	491,926

CONSOLIDATED NET INCOME	1,102,287	(6,517)	1,095,770	–	1,095,770	1,342,709
Net income attributable to noncontrolling interests	165,035	(6,517)	158,518	–	158,518 (3)	224,430
Preferred dividends	2,503	–	2,503	–	2,503	2,503

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$934,749	$–	$934,749	$–	$934,749	$1,115,776

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO:
Consolidated Net Income			$1,102,287	$–	$1,102,287	$1,349,136
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			949,169	–	949,169	896,147
Our share of depreciation and amortization from unconsolidated entities, including Klépierre				376,432	376,432	321,318
Income from unconsolidated entities			(158,663)	158,663	–	–
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entitites, net			(99,906)	–	(99,906)	(491,926)
Net income attributable to noncontrolling interest holders in properties			(6,517)	–	(6,517)	(6,427)
Noncontrolling interests portion of depreciation and amortization			(6,595)	–	(6,595)	(6,835)
Preferred distributions and dividends			(3,939)	–	(3,939)	(3,939)

FFO of the Operating Partnership			$1,775,836	$535,095	$2,310,931	$2,057,474

Percentage of FFO of the Operating Partnership			76.85%	23.15%	100.00%	100.00%

(1)
Represents our venture partners' share of operations from consolidated properties.
(2)
Our Total Share of income from unconsolidated entities represents our share of net results related to our investment in Klépierre.
(3)
Represents limited partners' interest in the Operating Partnership.
3Q 2013 SUPPLEMENTAL	17

Pro-Rata Balance Sheet
(In thousands)

	As of September 30, 2013
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	As of December 31, 2012 Our Total Share
ASSETS:
Investment properties, at cost	$34,764,669	$(267,545)	$34,497,124	$9,005,441	$43,502,565	$42,905,860
Less - accumulated depreciation	9,804,069	(96,469)	9,707,600	2,345,235	12,052,835	11,186,195

	24,960,600	(171,076)	24,789,524	6,660,206	31,449,730	31,719,665
Cash and cash equivalents	1,099,321	(5,812)	1,093,509	303,045	1,396,554	1,449,261
Tenant receivables and accrued revenue, net	529,893	(3,611)	526,282	122,994	649,276	629,506
Investment in unconsolidated entities, at equity	1,991,900	–	1,991,900	(1,991,900)	–	–
Investment in Klépierre, at equity	1,971,230	–	1,971,230	–	1,971,230	2,016,954
Deferred costs and other assets	1,558,465	(17,254)	1,541,211	210,005	1,751,216	1,759,931

Total assets	$32,111,409	$(197,753)	$31,913,656	$5,304,350	$37,218,006	$37,575,317

LIABILITIES:
Mortgages and unsecured indebtedness	$22,729,654	$(156,773)	$22,572,881	$5,610,091	$28,182,972	$28,334,344
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,328,089	(9,405)	1,318,684	334,707	1,653,391	1,665,368
Cash distributions and losses in partnerships and joint ventures, at equity	842,062	–	842,062	(842,062)	–	–
Other liabilities	227,319	(916)	226,403	201,614	428,017	528,490

Total liabilities	25,127,124	(167,094)	24,960,030	5,304,350	30,264,380	30,528,202

Commitments and contingencies
Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	179,792	(26,473)	153,319	–	153,319	153,149

EQUITY:
Stockholders' equity
Capital stock
Series J 8 3/8% cumulative redeemable preferred stock	44,472	–	44,472	–	44,472	44,719
Common stock, $.0001 par value	31	–	31	–	31	31
Class B common stock, $.0001 par value	–	–	–	–	–	–
Capital in excess of par value	9,197,939	–	9,197,939	–	9,197,939	9,175,724
Accumulated deficit	(3,218,890)	–	(3,218,890)	–	(3,218,890)	(3,083,190)
Accumulated other comprehensive loss	(76,702)	–	(76,702)	–	(76,702)	(90,900)
Common stock held in treasury at cost	(118,031)	–	(118,031)	–	(118,031)	(135,781)

Total stockholders' equity	5,828,819	–	5,828,819	–	5,828,819	5,910,603
Noncontrolling interests	975,674	(4,186)	971,488	–	971,488	983,363

Total equity	6,804,493	(4,186)	6,800,307	–	6,800,307	6,893,966

Total liabilities and equity	$32,111,409	$(197,753)	$31,913,656	$5,304,350	$37,218,006	$37,575,317

Basis of Presentation:

We present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in our portfolio. The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. Our Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at Our Total Share on the Pro-Rata Statement of Operations for the nine months ended September 30, 2013 and applying them to all financial statement line items of each property. A similar calculation was performed for noncontrolling interests.

3Q 2013 SUPPLEMENTAL	18

NOI Composition(1)
For the Nine Months Ended September 30, 2013

(1)
Based on our share of total NOI and does not reflect any property, entity or corporate-level debt.
(2)
Includes Klépierre and international Premium Outlets.
3Q 2013 SUPPLEMENTAL	19

Reconciliations of Non-GAAP Financial Measures
(In thousands, except as noted)

Reconciliation of Net Income to NOI
The following schedule reconciles net income to NOI and provides our calculation of comparable property NOI.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Reconciliation of NOI of consolidated properties:
Consolidated Net Income	$367,293	$306,371	$1,102,287	$1,349,136
Income and other taxes	7,768	3,904	29,943	9,872
Interest expense	284,491	288,896	849,482	835,532
Income from unconsolidated entities	(47,916)	(37,129)	(158,663)	(96,613)
(Gain) loss upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	(11,071)	2,911	(99,906)	(491,926)

Operating Income	600,565	564,953	1,723,143	1,606,001
Depreciation and amortization	326,073	310,244	961,344	907,217

NOI of consolidated properties	$926,638	$875,197	$2,684,487	$2,513,218

Reconciliation of NOI of unconsolidated entities:
Net Income	$158,299	$111,085	$474,176	$300,836
Interest expense	151,579	148,891	453,573	451,581
(Gain) loss from operations of discontinued joint venture interests	(7)	1,978	339	20,769
(Gain) loss on disposal of discontinued operations, net	(6,580)	4,904	(24,936)	4,904

Operating Income	303,291	266,858	903,152	778,090
Depreciation and amortization	135,457	125,828	389,843	375,280

NOI of unconsolidated entities	$438,748	$392,686	$1,292,995	$1,153,370

Total consolidated and unconsolidated NOI from continuing operations	$1,365,386	$1,267,883	$3,977,482	$3,666,588

Adjustments to NOI:
NOI of discontinued unconsolidated properties	7	5,711	(339)	63,801

Total NOI of SPG portfolio	$1,365,393	$1,273,594	$3,977,143	$3,730,389

Change in NOI from prior period	7.2%	2.6%	6.6%	2.0%
Add: Our share of NOI from Klépierre	66,939	49,784	208,820	114,340
Less: Joint venture partners' share of NOI	(237,045)	(221,930)	(702,241)	(685,114)

Our share of NOI	$1,195,287	$1,101,448	$3,483,722	$3,159,615

Increase in SPG share of NOI from prior period	8.5%	16.7%	10.3%	14.1%
Total NOI of our portfolio	$1,365,393	$1,273,594	$3,977,143	$3,730,389
NOI from non comparable properties (1)	332,750	289,060	937,025	840,578

Total NOI of comparable properties (2)	$1,032,643	$984,534	$3,040,118	$2,889,811

Increase in NOI of U.S. Malls and Premium Outlets that are comparable properties	4.9%		5.2%

(1)
NOI excluded from comparable property NOI relates to The Mills, Community/Lifestyle Centers, International Properties, other retail properties, The Mills Limited Partnership properties, any of our non-retail holdings and results of our corporate and management company operations, NOI of U.S. Malls and Premium Outlets not owned and operated in both periods under comparison and excluded income noted in footnote 2 below.
(2)
Comparable properties are U.S. Malls and Premium Outlets that were owned in both of the periods under comparison. Excludes lease termination income, interest income, land sale gains and the impact of significant redevelopment activities.
3Q 2013 SUPPLEMENTAL	20

Reconciliations of Non-GAAP Financial Measures
 (In thousands, except as noted)

Reconciliation of FFO to Funds Available for Distribution (Our Share)

	Three Months Ended September 30, 2013	Per Share Amount	Nine Months Ended September 30, 2013	Per Share Amount
FFO	$802,750	$2.21	$2,310,931	$6.38
Non-cash impacts to FFO (1)	(1,651)	–	(9,249)	(0.03)

FFO excluding non-cash impacts	801,099	$2.21	2,301,682	6.35
Tenant allowances	(46,768)	(0.13)	(120,915)	(0.33)
Operational capital expenditures	(39,460)	(0.11)	(84,543)	(0.23)

Funds available for distribution	$714,871	$1.97	$2,096,224	$5.79

(1)
Non-cash impacts to FFO include:

	Three Months Ended September 30, 2013	Nine Months Ended September 30, 2013
Deductions:
Straight-line rent	(13,550)	(39,668)
Fair value of debt amortization	(10,106)	(32,262)
Fair market value of lease amortization	(5,652)	(21,915)
Additions:
Stock based compensation expense	16,720	51,294
Mortgage, financing fee and terminated
swap amortization expense	10,937	33,302

	(1,651)	(9,249)

This report contains measures of financial or operating performance that are not specifically defined by generally accepted accounting principles (GAAP) in the United States, including funds from operations (FFO), diluted FFO per share, funds available for distribution, net operating income (NOI), and comparable property NOI. FFO and NOI are performance measures that are commonly used by the REIT industry. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with the performance of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. Our definition of these non-GAAP measures may not be the same as similar measures reported by other REITs.

The non-GAAP financial measures used in this report should not be considered as alternatives to net income as a measure of our operating performance or to cash flows presented in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities. Reconciliations of non-GAAP measures used in this report to the most-directly comparable GAAP measure are included in the tables on pages 20 and 21 and in the Earnings Release for this period.

3Q 2013 SUPPLEMENTAL	21

Other Income, Other Expense and Capitalized Interest
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Consolidated Properties
Other Income
Interest and dividend income	$2,365	$9,563	$6,372	$20,064
Lease settlement income	1,325	1,658	3,265	11,883
Gains on land sales	4,301	1,971	5,397	11,701
Other (1)	40,630	30,479	97,519	102,165

Totals	$48,621	$43,671	$112,553	$145,813

Other Expense
Ground rent	$11,507	$10,714	$33,827	$31,828
Professional fees	13,613	6,768	21,557	15,677
Other	684	3,154	7,027	10,919

Totals	$25,804	$20,636	$62,411	$58,424

Capitalized Interest	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Interest Capitalized during the Period:
Our Share of Consolidated Properties	$4,833	$5,307	$13,662	$17,606
Our Share of Joint Venture Properties	$99	$215	$531	$484

(1)
Includes ancillary property revenues, gift cards, marketing, media, parking and sponsorship revenues and other miscellaneous income items.
3Q 2013 SUPPLEMENTAL	22

U.S. Mall and Premium Outlets Operating Information

	As of September 30,
	2013	2012
Total Number of Properties	224	220
Total Square Footage of Properties (in millions)	190.4	187.6
Ending Occupancy (1):
Consolidated Assets	95.6%	94.8%
Unconsolidated Assets	94.9%	93.9%
Total Portfolio	95.5%	94.6%
Total Sales per Square Foot (PSF) (2):
Consolidated Assets	$559	$543
Unconsolidated Assets	$663	$648
Total Portfolio	$579	$562
Base Minimum Rent PSF (3):
Consolidated Assets	$39.56	$38.23
Unconsolidated Assets	$49.40	$48.70
Total Portfolio	$41.73	$40.33

Releasing Activity for the Trailing Twelve Month Period Ended:

		Total Rent PSF		Releasing
	Square Footage of Openings	Opening Rate PSF (4)	Closing Rate PSF (4)	Spread (4)
9/30/13	7,748,887	$61.07	$53.02	$8.05	15.2%
6/30/13	7,436,001	$60.62	$53.13	$7.49	14.1%
3/31/13	7,419,367	$59.11	$52.11	$7.00	13.4%
12/31/12	8,250,576	$53.24	$48.03	$5.21	10.8%
9/30/12	7,961,413	$51.75	$46.89	$4.86	10.4%

Occupancy Cost as a Percentage of Sales (5):

9/30/13	11.4%
6/30/13	11.3%
3/31/13	11.3%
12/31/12	11.4%
9/30/12	11.3%
(1)
Ending Occupancy is the percentage of total owned square footage (GLA) which is leased as of the last day of the reporting period. We include all company owned space except for mall anchors, mall majors, freestanding and outlots in the calculation.
(2)
Total Sales PSF is defined as total sales of the tenants open and operating in the center during the reporting period divided by the associated company owned and occupied GLA on a trailing 12-month basis. Includes tenant sales activity for all months a tenant is open within the trailing 12-month period. In accordance with the standard definition of sales for regional malls adopted by the International Council of Shopping Centers, only stores with less than 10,000 square feet are included for malls. All company owned space is included for Premium Outlets.
(3)
Base Minimum Rent PSF is the average base minimum rent charge in effect for the reporting period for all tenants that would qualify to be included in Ending Occupancy as defined above.
(4)
Releasing Spread is a "same space" measure that compares opening and closing rates on individual spaces, including spaces greater than 10,000 square feet. The Opening Rate is the average of the initial cash Total Rent PSF for spaces leased during the trailing 12-month period, and includes new leases and existing tenant renewals, amendments and relocations (including expansions and downsizings). The Closing Rate is the average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance (CAM) and base percentage rent. It includes leasing activity on all spaces occupied by tenants that would qualify to be included in Ending Occupancy as defined above as long as the opening and closing dates are within 24 months of one another.
(5)
Occupancy Cost as a Percentage of Sales is the Trailing 12 Base Minimum Rent, plus all applicable Ancillary Charges, plus Overage Rent, if applicable (based on last 12 months of sales), divided by the Trailing 12 Total Sales PSF for the same tenants.
3Q 2013 SUPPLEMENTAL	23

The Mills, Community/Lifestyle Centers and International Operating Information

	As of September 30,
	2013	2012
The Mills
Total Number of Properties	13	13
Total Square Footage of Properties (in millions)	19.2	18.8
Ending Occupancy (1)	98.3%	97.2%
Total Sales PSF (2)	$521	$505
Base Minimum Rent PSF (3)	$23.46	$22.20

Community/Lifestyle Centers
Total Number of Properties	64	68
Total Square Footage of Properties (in millions)	20.0	21.0
Ending Occupancy (1)	94.3%	94.3%
Base Minimum Rent PSF (3)	$14.43	$13.97

International Premium Outlets
Total Number of Properties	15	12
Total Square Footage of Properties (in millions)	4.9	3.8
Statistics for Properties in Japan (4)
Ending Occupancy	99.6%	99.8%
Total Sales PSF	¥90,013	¥87,779
Base Minimum Rent PSF	¥4,842	¥4,793

(1)
See footnote 1 on page 23 for definition, except Ending Occupancy is calculated on all company owned space.
(2)
See footnote 2 on page 23 for definition; calculation methodology is the same as for malls.
(3)
See footnote 3 on page 23 for definition.
(4)
Information supplied by the managing venture partner.
3Q 2013 SUPPLEMENTAL	24

U.S. Mall and Premium Outlets Lease Expirations(1)

Year	Number of Leases Expiring	Square Feet	Avg. Base Minimum Rent PSF at 9/30/13	Percentage of Gross Annual Rental Revenues(2)
Inline Stores and Freestanding
Month to Month Leases	587	1,850,686	$37.82	1.4%
2013 (10/1/13 - 12/31/13)	383	1,010,112	$37.87	0.8%
2014	2,742	8,784,205	$38.43	7.1%
2015	2,903	9,465,256	$39.53	8.0%
2016	2,760	9,351,880	$38.96	7.7%
2017	2,583	9,184,073	$41.72	8.2%
2018	2,387	8,806,216	$44.99	8.5%
2019	1,556	6,062,149	$45.40	6.0%
2020	1,232	4,524,374	$48.42	4.7%
2021	1,283	5,227,550	$46.17	5.2%
2022	1,581	6,061,693	$45.33	6.0%
2023	1,652	6,500,373	$44.56	6.3%
2024 and Thereafter	716	3,516,920	$36.98	2.9%
Specialty Leasing Agreements w/ terms in excess of 12 months	1,409	3,303,861	$16.05	1.2%

Anchor Tenants
2014	21	2,301,090	$5.22	0.3%
2015	30	3,352,315	$3.11	0.2%
2016	25	3,002,292	$3.16	0.2%
2017	23	3,119,997	$2.44	0.2%
2018	26	3,040,642	$4.65	0.3%
2019	20	2,022,447	$4.88	0.2%
2020	15	1,370,682	$6.80	0.2%
2021	12	1,055,228	$7.77	0.2%
2022	8	962,861	$9.46	0.2%
2023	13	1,493,109	$9.88	0.3%
2024 and Thereafter	32	3,323,206	$5.99	0.4%

(1)
Does not consider the impact of renewal options that may be contained in leases.
(2)
Annual rental revenues represent 2012 consolidated and joint venture combined base rental revenue.
3Q 2013 SUPPLEMENTAL	25

U.S. Mall and Premium Outlets Top Tenants

                                                              Top Inline Store Tenants (sorted by percentage of total base minimum rent for U.S. properties)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Sq. Ft. in U.S. Properties	Percent of Total Base Minimum Rent for U.S. Properties

The Gap, Inc.	378	3,974	1.7%	3.2%
L Brands, Inc.	384	2,185	0.9%	2.2%
PVH Corporation	333	1,856	0.8%	1.6%
Abercrombie & Fitch Co.	214	1,530	0.6%	1.6%
Foot Locker, Inc.	365	1,436	0.6%	1.3%
Forever 21, Inc.	84	1,302	0.5%	1.2%
Luxottica Group S.P.A	453	870	0.4%	1.2%
American Eagle Outfitters, Inc.	209	1,287	0.5%	1.2%
Ascena Retail Group, Inc.	324	1,729	0.7%	1.1%
Ann, Inc.	211	1,279	0.5%	1.1%

                                                              Top Anchors (sorted by percentage of total square footage in U.S. properties) (1)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Sq. Ft. in U.S. Properties	Percent of Total Base Minimun Rent for U.S. Properties

Macy's, Inc.	155	28,805	12.1%	0.5%
Sears Holdings Corporation	118	18,477	7.8%	0.2%
J.C. Penney Co., Inc.	110	16,246	6.8%	0.5%
Dillard's, Inc.	65	10,493	4.4%	0.1%
Nordstrom, Inc.	28	4,745	2.0%	0.1%
Belk, Inc.	17	2,385	1.0%	0.1%
The Bon-Ton Stores, Inc.	20	2,147	0.9%	0.1%
Target Corporation	12	1,676	0.7%	–
Dick's Sporting Goods, Inc.	25	1,643	0.7%	0.4%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	–
Lord and Taylor	9	1,231	0.5%	–
Kohl's Corporation	12	1,028	0.4%	0.1%
Saks Incorporated	8	986	0.4%	0.1%

(1)
Includes space leased and owned by anchors in U.S. Malls; does not include Neiman Marcus Last Call, Nordstrom Rack, and Saks Fifth Avenue Off 5th.
3Q 2013 SUPPLEMENTAL	26

Capital Expenditures
(In thousands)

		Unconsolidated Properties
	Consolidated Properties	Total	Our Share

New development projects	$38,560	$332,189	$161,426
Redevelopment projects with incremental square footage and/or anchor replacement	322,014	131,641	65,822
Redevelopment projects with no incremental square footage	48,267	16,344	7,878

Subtotal new development and redevelopment projects	408,841	480,174	235,126
Tenant allowances	100,756	45,032	20,159
Operational capital expenditures at properties:
CAM expenditures (1)	49,811	27,220	12,417
Non-CAM expenditures	17,822	10,913	4,493

Totals	$577,230	$563,339	$272,195

Conversion from accrual to cash basis	51,347	4,571	2,209

Capital Expenditures for the Nine Months Ended 9/30/13 (2)	$628,577	$567,910	$274,404

Capital Expenditures for the Nine Months Ended 9/30/12 (2)	$589,671	$398,525	$187,306

(1)
Expenditures included in the pool of expenses allocated to tenants as CAM.
(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.
3Q 2013 SUPPLEMENTAL	27

Development Activity Summary
As of September 30, 2013
(in millions, except percent)

Platform Project Type	Projected Gross Cost	Projected Net Cost	Our Share of Net Cost	Blended Stabilized Rate of Return	Total Construction in Progress	Our Share of Total Construction in Progress
Malls
Redevelopments	$909	$897	$657	8%	$337	$296

Premium Outlets
New Developments	$480	$469	$212	9%	$67	$30
Redevelopments	$447	$447	$438	12%	$127	$123

The Mills
Redevelopments	$19	$19	$16	14%	$11	$10

Community/Lifestyle Centers
Redevelopments	$12	$12	$7	8%	$1	$0
Totals	$1,867	$1,844	$1,330	9%	$543	$459

Notes:

(1)
Represents projects under construction; new development and redevelopment projects with budgeted gross costs in excess of $5 million; and anchor/big box additions with budgeted gross costs in excess of $2 million.
(2)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.
(3)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, Tax Increment Financing (TIF), CAM, and other such recoveries.
(4)
Costs and returns are based upon current budget assumptions; actual costs may vary.
3Q 2013 SUPPLEMENTAL	28

Development Activity Report(1)
As of September 30, 2013

Property/ Location	Project Description	Actual/ Projected Opening	Company's Ownership Percentage
Malls - Redevelopments
Penn Square Mall - Oklahoma City, OK	Redevelopment	10/13	94.5%
Prien Lake Mall - Lake Charles, LA	Dick's Sporting Goods	10/13	100%
Shops at Nanuet, The - Nanuet (New York), NY	Redevelopment of enclosed mall into open-air center	10/13	100%
Stanford Shopping Center - Palo Alto (San Jose), CA	Container Store	10/13	100%
Bowie Town Center - Bowie, MD	LA Fitness	11/13	100%
Brea Mall - Brea (Los Angeles), CA	Redevelopment	11/13	100%
Briarwood Mall - Ann Arbor, MI	Redevelopment	11/13	50%
Dover Mall - Dover, DE	Dick's Sporting Goods	11/13	68.1%
Empire Mall - Sioux Falls, SD	Dick's Sporting Goods	11/13	100%
Empire Mall - Sioux Falls, SD	Redevelopment	11/13	100%
Lindale Mall - Cedar Rapids, IA	25,000 SF expansion with small shops and restaurants	11/13	100%
Montgomery Mall - North Wales (Philadelphia), PA	Wegmans	11/13	60%
Walt Whitman Shops - Huntington Station (New York), NY	52,000 SF expansion with small shops and restaurants	11/13	100%
Woodland Hills Mall - Tulsa, OK	Redevelopment	11/13	94.5%
3Q 2013 SUPPLEMENTAL	29

Development Activity Report(1)
 As of September 30, 2013

Property/ Location	Project Description	Actual/ Projected Opening	Company's Ownership Percentage
Malls - Redevelopments
Mall at Chestnut Hill, The - Chestnut Hill (Boston), MA	The Cheesecake Factory	12/13	94.4%
White Oaks Mall - Springfield, IL	L.A. Fitness	12/13	80.7%
Virginia Center Commons - Glen Allen, VA	American Family Fitness	1/14	100%
Domain, The - Austin, TX	Punch Bowl Social	3/14	100%
King of Prussia Mall - King of Prussia (Philadelphia), PA	Container Store	3/14	96.1%
Plaza Carolina - Carolina (San Juan), PR	Sports Authority	3/14	100%
Del Amo Fashion Center - Torrance (Los Angeles), CA	Phase I redevelopment includes common area renovation and new dining pavilion (11/13), addition of small shops in former food court space (5/14)	5/14	50%
Lenox Square - Atlanta, GA	Small shop expansion with addition of restaurants and redevelopment of food court	5/14	100%
Great Lakes Mall - Mentor (Cleveland), OH	Dick's Sporting Goods	6/14	100%
Gulf View Square - Port Richey, FL	Ulta	6/14	100%
Coddingtown Mall - Santa Rosa, CA	Target	7/14	50%
Southdale Center Residential - Edina, MN	230 Residential Units	9/14	50%
St. Johns Town Center - Jacksonville, FL	Addition of Nordstrom and 34,000 SF small shop expansion	10/14	50%
Del Amo Fashion Center - Torrance (Los Angeles), CA	Phase II includes addition of Nordstrom and small shops	10/15	50%
3Q 2013 SUPPLEMENTAL	30

Development Activity Report(1)
 As of September 30, 2013

Property/ Location	Project Description	Actual/ Projected Opening	Company's Ownership Percentage
Premium Outlets - New Developments
Charlotte Premium Outlets - Charlotte, NC	400,000 SF upscale Premium Outlet Center	7/14	50%
Twin Cities Premium Outlets - Eagan (Minneapolis-St. Paul), MN	410,000 SF upscale Premium Outlet Center	8/14	35%
Montreal Premium Outlets - Mirabel, Quebec, Canada	360,000 SF upscale Premium Outlet Center	10/14	50%
Vancouver Designer Outlet - Vancouver, British Columbia, Canada	215,000 SF Outlet Center	3/15	45%

Premium Outlets - Redevelopments
Orlando Premium Outlets-Vineland Ave - Orlando, FL	105,000 SF expansion	10/13	100%
Johor Premium Outlets - Johor, Malaysia	90,000 SF expansion	11/13	50%
Desert Hills Premium Outlets - Cabazon (Palm Springs), CA	147,000 SF expansion, redevelopment and parking deck	4/14	100%
Las Vegas Premium Outlets-North - Las Vegas, NV	140,000 SF expansion	5/15	100%
Woodbury Common - Central Valley (New York), NY	Redevelopment and 63,000 square foot expansion	3/16	100%
3Q 2013 SUPPLEMENTAL	31

Development Activity Report(1)
 As of September 30, 2013

Property/ Location	Project Description	Actual/ Projected Opening	Company's Ownership Percentage
The Mills - Redevelopments
Colorado Mills - Lakewood (Denver), CO	H&M	11/13	37.5%
Potomac Mills - Woodbridge (Washington, DC), VA	Relocation of Saks Fifth Avenue OFF 5TH (10/13) and addition of Christmas Tree Shops and Buy Buy Baby (5/14)	5/14	100%
Katy Mills - Katy, TX	H&M	6/14	62.5%

Community/Lifestyle Centers - Redevelopments
Village Park Plaza - Carmel (Indianapolis), IN	Redevelopment	11/13	35.7%
Pier Park - Panama City Beach, FL	Dave & Buster's	8/14	65.6%
(1)
Projects listed represent projects that are under construction; new development and redevelopment projects with budgeted gross costs in excess of $5 million; and anchor/big box additions with budgeted gross costs in excess of $2 million.
3Q 2013 SUPPLEMENTAL	32

U.S. Anchor/Big Box Openings

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings During the First Nine Months of 2013
Apple Blossom Mall - Winchester, VA	Mall	Carmike Cinema	Carmike Cinema (former)
Arizona Mills - Tempe (Phoenix), AZ	Mills	Conn's Electronic & Appliance	Linens 'n Things
Bloomingdale Court - Bloomingdale (Chicago), IL	Community/Lifestyle	Wal-Mart (expansion)	N/A
Clay Terrace - Carmel (Indianapolis), IN	Community/Lifestyle	St. Vincent's Sports Performance	Circuit City
Colorado Mills - Lakewood (Denver), CO	Mills	Forever 21	Borders
Cordova Mall - Pensacola, FL	Mall	Dick's Sporting Goods	Belk (1)
Denver West Village - Lakewood (Denver), CO	Community/Lifestyle	Cost Plus World Market	Ultimate Electronics
		Marshalls	Ultimate Electronics
Domain, The - Austin, TX	Mall	Arhaus Furniture	Borders
Empire East - Sioux Falls, SD	Community/Lifestyle	Ulta	N/A
Firewheel Town Center - Garland (Dallas), TX	Mall	Toys "R" Us/ Babies "R" Us	Circuit City
Gateway Center - Austin, TX	Community/Lifestyle	Paul Mitchell Salon/School	Comp USA
Gurnee Mills - Gurnee (Chicago), IL	Mills	Macy's	Circuit City
Irving Mall - Irving (Dallas), TX	Mall	Fitness Connection	Circuit City
Lima Center - Lima, OH	Community/Lifestyle	Ulta	General Cinema
Miller Hill Mall - Duluth, MN	Mall	Dick's Sporting Goods	N/A
Opry Mills - Nashville, TN	Mills	H&M	Gibson Guitar
Penn Square Mall - Oklahoma City, OK	Mall	AMC Theatres	Dickinson Theatres
Sawgrass Mills - Sunrise (Miami), FL	Mills	Forever 21 (expansion)	Wannado
South Hills Village - Pittsburgh, PA	Mall	Target	Boscov's
South Shore Plaza - Braintree (Boston), MA	Mall	DSW	Filene's
Town Center at Boca Raton - Boca Raton (Miami), FL	Mall	Container Store	Old Navy
University Town Plaza - Pensacola, FL	Community/Lifestyle	Academy Sports	N/A
		Toys "R" Us	N/A
3Q 2013 SUPPLEMENTAL	33

U.S. Anchor/Big Box Openings

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings Projected for the Remainder of 2013
Arundel Mills - Baltimore (Washington, D.C.), MD	Mills	Forever 21	Virgin Megastore
Bowie Town Center - Bowie (Washington, D.C.), MD	Mall	L.A. Fitness	Bed Bath & Beyond
Coconut Point - Estero, FL	Mall	Michaels	Old Navy
Colorado Mills - Lakewood (Denver), CO	Mills	H&M	Eddie Bauer
Dover Mall - Dover, DE	Mall	Dick's Sporting Goods	N/A
Empire Mall - Sioux Falls, SD	Mall	Dick's Sporting Goods	N/A
Forest Plaza - Rockford, IL	Community/Lifestyle	Kirkland's	N/A
Irving Mall - Irving (Dallas), TX	Mall	Shoppers World	Barnes & Noble
Montgomery Mall - North Wales (Philadelphia), PA	Mall	Wegmans	Boscov's
Potomac Mills - Woodbridge (Washington, D.C.), VA	Mills	Saks Fifth Avenue OFF 5TH (1)	N/A
Prien Lake Mall - Lake Charles, LA	Mall	Dick's Sporting Goods	N/A
Shops at Nanuet, The - Nanuet (New York), NY	Mall	Fairway Market	N/A
		Regal Cinema	N/A
		24 Hour Fitness	N/A
Stanford Shopping Center - Palo Alto (San Jose), CA	Mall	American Girl	N/A
		Container Store	Andronico's
Sunland Park Mall - El Paso, TX	Mall	Cinemark Theatre	N/A
University Center - Mishawaka, IN	Community/Lifestyle	Ross Dress for Less	Linens 'n Things
University Town Plaza - Pensacola, FL	Community/Lifestyle	Burlington Coat Factory	N/A
White Oaks Mall - Springfield, IL	Mall	L.A. Fitness	Cost Plus World Market

Openings Projected for 2014
Circle Centre - Indianapolis, IN	Mall	Indianapolis Star	Nordstrom
Coddingtown Mall - Santa Rosa, CA	Mall	Target	Gottschalks
Concord Mills - Concord (Charlotte), NC	Mills	Sea Life	Nascar Speed Park
Cottonwood Mall - Albuquerque, NM	Mall	Conn's Electronic & Appliance	Mervyn's
Domain, The - Austin, TX	Mall	Punch Bowl Social	N/A
Florida Mall, The - Orlando, FL	Mall	American Girl	N/A
3Q 2013 SUPPLEMENTAL	34

U.S. Anchor/Big Box Openings

Property Name/Location	Property Type	New Tenant	Former Tenant
Gaitway Plaza - Ocala, FL	Community/Lifestyle	Michaels	Books-A-Million
Great Lakes Mall - Mentor (Cleveland), OH	Mall	Dick's Sporting Goods	N/A
Gulf View Square - Port Richey (Tampa), FL	Mall	Ulta	N/A
Katy Mills - Katy (Houston), TX	Mills	Ross Dress for Less	Circuit City
King of Prussia Mall - King of Prussia (Philadelphia), PA	Mall	Container Store	N/A
Melbourne Square - Melbourne, FL	Mall	L.A. Fitness	Circuit City
Pier Park - Panama City Beach, FL	Community/Lifestyle	Dave & Buster's	N/A
Plaza Carolina - Carolina (San Juan), PR	Mall	Sports Authority	N/A
Potomac Mills - Woodbridge (Washington, D.C.), VA	Mills	Buy Buy Baby/Christmas Tree Shops	N/A
Prien Lake Mall - Lake Charles, LA	Mall	Ulta	N/A
South Hills Village - Pittsburgh, PA	Mall	DSW	Dick's Sporting Goods
		Ulta	Dick's Sporting Goods
St. Johns Town Center - Jacksonville, FL	Mall	Nordstrom	N/A
Stanford Shopping Center - Palo Alto, CA	Mall	Bloomingdale's (2)	N/A
Virginia Center Commons - Glen Allen, VA	Mall	American Family Fitness	Dillard's
Woodfield Mall - Schaumburg (Chicago), IL	Mall	Arhaus Furniture	N/A

Openings Projected for 2015 and Beyond
Del Amo Fashion Center - Los Angeles, CA	Mall	Nordstrom	N/A
Roosevelt Field - Garden City (New York), NY	Mall	Neiman Marcus	N/A
(1)
Tenant has relocated or is relocating to another space within the center.
(2)
Bloomingdale's has an existing store at this center but will move to a new location.
3Q 2013 SUPPLEMENTAL	35

Common and Preferred Stock Information

                                                              Changes in Common Share and Limited Partnership Unit Ownership
                                                              For the Period from December 31, 2012 through September 30, 2013

	Common Shares(1)	Limited Partnership Units(2)
Number Outstanding at December 31, 2012	309,903,824	51,952,554
Activity During the First Six Months of 2013:
Issuance of Common Stock for Stock Option Exercises	1,567	–
Exchange of Limited Partnership Units for Common Stock	318,162	(318,162)
Restricted Stock Awards and Long-Term Incentive Performance (LTIP) Units Earned (3)	110,573	489,654

Number Outstanding at June 30, 2013	310,334,126	52,124,046
Third Quarter Activity:
Exchange of Limited Partnership Units for Common Stock	3,192	(3,192)
Restricted Stock Awards and Long-Term Incentive Performance (LTIP) Units Earned (3)	(4,035)	–

Number Outstanding at September 30, 2013	310,333,283	52,120,854

Number of Limited Partnership Units and Common Shares at September 30, 2013	362,454,137

                                                              Preferred Stock/Units Outstanding as of September 30, 2013
                                                              ($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable (4)	796,948	$50.00	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	7.50% Cumulative Redeemable (5)	255,373	$100.00	$25,537	N/A

(1)
Excludes Limited Partnership preferred units relating to preferred stock outstanding.
(2)
Excludes units owned by the Company (shown here as Common Shares) and Limited Partnership units not exchangeable for common shares.
(3)
Represents restricted stock awards and earned LTIP units issued pursuant to the Operating Partnership's 1998 Stock Incentive Plan, net of forfeitures.
(4)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2013 was $66.00 per share.
(5)
Each unit is redeemable upon the occurrence of certain tax triggering events.
3Q 2013 SUPPLEMENTAL	36

Credit Profile
(As of December 31, unless otherwise indicated)

Debt to Total Market Capitalization
70%
65%
60%
55%
50%
45%
40%
35%
30%
60.6%
47.0%
40.3%
35.0%
33.1%
34.4%
2008
2009
2010
2011
2012
9/30/2013

Secured Debt to Total Market Capitalization
35%
30%
25%
20%
15%
10%
31.2%
24.2%
21.8%
18.5%
15.6%
16.6%
2008
2009
2010
2011
2012
9/30/2013

Fixed Charge Coverage
3.4
3.2
3.0
2.8
2.6
2.4
2.2
2.0
2.6
2.5
2.8
3.0
3.1
3.4
2008
2009
2010
2011
2012
TTM 9/30/2013

Share of Net Debt to Share of NOI
8.0
7.5
7.0
6.5
6.0
5.5
5.0
7.1
6.2
6.5
6.2
6.1
5.7
2008
2009
2010
2011
2012
TTM 9/30/2013

FFO Payout Ratio
70%
65%
60%
55%
50%
45%
40%
35%
30%
56%
49%
52%
51%
51%
53%
2008
2009
2010
2011
2012
TTM 9/30/2013

Weighted Average Interest Rate/Years to Maturity
5.50%
5.40%
5.30%
5.20%
5.10%
5.00%
4.90%
4.80%
7
6
5
4
3
5.06%
5.46%
5.43%
5.24%
5.01%
4.87%
4.5
4.2
5.7
5.5
5.9
5.6
Interest Rate
Years to Maturity
2008
2009
2010
2011
2012
9/30/2013

3Q 2013 SUPPLEMENTAL	37

Summary of Indebtedness
As of September 30, 2013
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$7,726,367	$7,570,120	5.64%	4.3
Variable Rate Debt	350,000	350,000	1.53%	4.0

Total Mortgage Debt	8,076,367	7,920,120	5.46%	4.3
Unsecured Debt
Fixed Rate	12,934,482	12,934,482	5.06%	6.6
Revolving Credit Facility - Euro Currency	1,214,577	1,214,577	1.04%	3.1
Supplemental Credit Facility - Yen Currency	227,593	227,593	1.07%	3.7

Total Revolving Credit Facilities	1,442,170	1,442,170	1.04%	3.2
Unsecured Term Loan	240,000	240,000	1.28%	4.4

Total Unsecured Debt	14,616,652	14,616,652	4.61%	6.3
Premium	75,251	74,725
Discount	(38,616)	(38,616)

Consolidated Mortgages and Unsecured Indebtedness (1)	$22,729,654	$22,572,881	4.90%	5.6

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$9,787,860	$4,630,769	5.08%	6.0
Variable Rate Debt	1,338,660	641,990	2.30%	2.9
Mills Limited Partnership Debt (2)	847,361	334,762	–	–

Total Mortgage Debt	11,973,881	5,607,521	4.74%	5.6
Premium	5,140	2,570

Joint Venture Mortgages and Other Indebtedness (1)	$11,979,021	$5,610,091	4.74%	5.6

Our Share of Total Indebtedness		$28,182,972	4.87%	5.6

(1)
Amounts give effect to outstanding derivative instruments as footnoted in the Property and Debt Information.
(2)
See footnote 23 on the Property and Debt information.

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Summary of SPG Share of Fixed and Variable Rate Debt
Consolidated
Fixed	91.0%	$20,540,711	5.28%	5.8
Variable	9.0%	2,032,170	1.15%	3.5

	100.0%	22,572,881	4.90%	5.6
Joint Venture
Fixed	86.1%	$4,827,600	5.08%	6.0
Variable	13.9%	782,491	2.30%	2.9

	100.0%	5,610,091	4.74%	5.6
Total Debt		$28,182,972

Total Fixed Debt	90.0%	$25,368,311	5.24%	5.8

Total Variable Debt	10.0%	$2,814,661	1.43%	3.3

3Q 2013 SUPPLEMENTAL	38

Total Debt Amortization and Maturities by Year (Our Share)
As of September 30, 2013
(In thousands)

Year	Our Share of Unsecured Consolidated Debt	Weighted Average Rate of Maturing Unsecured Consolidated Debt	Our Share of Secured Consolidated Debt	Weighted Average Rate of Maturing Secured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Weighted Average Rate of Maturing Unconsolidated Joint Venture Debt	Our Share of Total Debt	Total Weighted Average Rate of Maturing Debt

2013	–	–	18,066	–	66,670	–	84,736	–
2014	934,482	6.09%	1,124,398	5.85%	608,004	4.89%	2,666,884	5.73%
2015	1,600,000	5.12%	369,874	6.19%	977,775	4.97%	2,947,649	5.19%
2016	2,514,577	3.61%	2,725,339	6.14%	543,835	6.27%	5,783,751	5.03%
2017	1,827,593	3.21%	1,740,070	4.97%	437,304	5.73%	4,004,967	4.24%
2018	1,990,000	3.92%	39,967	–	281,328	1.92%	2,311,295	3.67%
2019	650,000	10.35%	168,043	7.68%	199,685	4.08%	1,017,728	9.52%
2020	1,250,000	5.65%	110,075	5.01%	493,263	5.61%	1,853,338	5.61%
2021	1,600,000	4.27%	440,712	5.44%	797,205	4.80%	2,837,917	4.61%
2022	600,000	3.38%	558,211	4.14%	630,936	4.28%	1,789,147	3.95%
Thereafter	1,650,000	4.87%	625,365	3.99%	571,516	3.70%	2,846,881	4.40%

Face Amount of Indebtedness	$14,616,652	4.61%	$7,920,120	5.46%	$5,607,521	4.74%	$28,144,293	4.87%
Premiums (Discounts) on Indebtedness, Net	(36,158)		72,267		2,570		38,679

Our Share of Total Indebtedness	$14,580,494		$7,992,387		$5,610,091		$28,182,972

3Q 2013 SUPPLEMENTAL	39

Property and Debt Information
As of September 30, 2013

							Debt Information
				Legal		Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership		Square Feet	Date		Rate (1)	Type	Total	Our Share
	Malls
1.	Anderson Mall	SC	Anderson	100.0%		671,312	12/01/22		4.61%	Fixed	20,547	20,547
2.	Apple Blossom Mall	VA	Winchester	49.1%		471,788	(2)
3.	Auburn Mall	MA	Auburn	56.4%		587,472	09/01/20		6.02%	Fixed	40,480	22,819
4.	Aventura Mall (3)	FL	Miami Beach (Miami)	33.3%		2,105,657	12/11/17		5.91%	Fixed	430,000	143,333
5.	Avenues, The	FL	Jacksonville	25.0%	(4)	1,116,526	02/06/23		3.60%	Fixed	110,000	27,500
6.	Bangor Mall	ME	Bangor	67.1%	(5)	652,531	10/01/17		6.15%	Fixed	80,000	53,672
7.	Barton Creek Square	TX	Austin	100.0%		1,429,845	(2)
8.	Battlefield Mall	MO	Springfield	100.0%		1,199,017	09/01/22		3.95%	Fixed	125,000	125,000
9.	Bay Park Square	WI	Green Bay	100.0%		711,738	(2)
10.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		685,763	(2)
11.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		1,094,157	(2)
12.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,318,785	(2)
13.	Briarwood Mall	MI	Ann Arbor	50.0%		968,001	11/30/16	(6)	7.50%	Fixed	112,736	56,368
14.	Broadway Square	TX	Tyler	100.0%		627,084	(2)
15.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		760,306	08/11/14		5.65%	Fixed	77,062	77,062
16.	Burlington Mall	MA	Burlington (Boston)	100.0%		1,317,275	(2)
17.	Cape Cod Mall	MA	Hyannis	56.4%		721,330	03/06/21		5.75%	Fixed	96,894	54,620
18.	Castleton Square	IN	Indianapolis	100.0%		1,383,207	(2)
19.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		576,747	(2)
20.	Chautauqua Mall	NY	Lakewood	100.0%		427,851	(2)
21.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0%	(7)	759,897	08/01/14		5.84%	Fixed	65,666	49,250
22.	Cielo Vista Mall	TX	El Paso	100.0%		1,241,588	(2)
23.	Circle Centre	IN	Indianapolis	14.7%	(4)	771,395	01/28/20	(8)	3.08%	Variable	67,000	9,822
24.	Coconut Point	FL	Estero	50.0%		1,204,941	12/10/16		5.83%	Fixed	230,000	115,000
25.	Coddingtown Mall	CA	Santa Rosa	50.0%		627,927	01/01/14		3.08%	Variable	12,600	12,600
26.	College Mall	IN	Bloomington	100.0%		636,325	(2)
27.	Columbia Center	WA	Kennewick	100.0%		770,584	(2)
28.	Copley Place	MA	Boston	98.1%		1,241,760	(2)
29.	Coral Square	FL	Coral Springs (Miami)	97.2%		943,812	(2)
30.	Cordova Mall	FL	Pensacola	100.0%		832,857	(2)
31.	Cottonwood Mall	NM	Albuquerque	100.0%		1,034,293	(2)
32.	Crystal Mall	CT	Waterford	78.2%		783,048	06/06/22		4.46%	Fixed	95,000	74,276
33.	Dadeland Mall	FL	Miami	50.0%		1,468,143	12/05/21		4.50%	Fixed	450,000	225,000
34.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	50.0%		2,291,741	01/17/18	(8)	2.18%	Variable	310,000	155,000
35.	Domain, The	TX	Austin	100.0%		1,232,160	08/01/21		5.44%	Fixed	202,483	202,483
36.	Dover Mall	DE	Dover	68.1%		860,121	08/06/21		5.57%	Fixed	91,497	62,301
37.	Edison Mall	FL	Fort Myers	100.0%		1,053,727	(2)
38.	Emerald Square	MA	North Attleboro (Providence, RI)	56.4%		1,022,740	08/11/22		4.71%	Fixed	113,152	63,784
39.	Empire Mall	SD	Sioux Falls	100.0%		1,037,941	06/01/16		5.79%	Fixed	176,300	176,300
40.	Falls, The	FL	Miami	50.0%		839,396	11/30/16	(6)	7.50%	Fixed	108,978	54,489
3Q 2013 SUPPLEMENTAL	40

Property and Debt Information
 As of September 30, 2013

							Debt Information
				Legal		Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership		Square Feet	Date		Rate (1)	Type	Total	Our Share

41.	Fashion Centre at Pentagon	VA	Arlington (Washington, DC)	42.5%		991,518	07/01/21		5.11%	Fixed	40,000	17,000
	City						07/01/21		4.87%	Fixed	410,000	174,250
42.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		710,151	(2)
43.	Fashion Valley	CA	San Diego	50.0%		1,729,614	01/04/21		4.30%	Fixed	475,000	237,500
							05/01/14		6.00%	Fixed	5,622	2,811
44.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		998,130	(2)
45.	Florida Mall, The	FL	Orlando	50.0%		1,768,516	09/05/20		5.25%	Fixed	358,268	179,134
46.	Forest Mall	WI	Fond Du Lac	100.0%		500,273	(2)
47.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		671,983	(2)
48.	Galleria, The	TX	Houston	50.4%		2,235,394	12/01/15		5.44%	Fixed	643,583	324,173
							12/01/15		5.44%	Fixed	177,417	89,365
49.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,232,357	(2)
50.	Greendale Mall	MA	Worcester (Boston)	56.4%		429,711	10/01/16		6.00%	Fixed	45,000	25,367
51.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		1,288,320	08/01/16	(9)	8.00%	Fixed	76,901	76,901
52.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		754,288	(2)
53.	Haywood Mall	SC	Greenville	100.0%		1,229,141	(2)
54.	Independence Center	MO	Independence (Kansas City)	100.0%		866,145	07/10/17		5.94%	Fixed	200,000	200,000
55.	Indian River Mall	FL	Vero Beach	50.0%		736,291	11/01/14		5.21%	Fixed	61,723	30,861
56.	Ingram Park Mall	TX	San Antonio	100.0%		1,124,899	06/01/21		5.38%	Fixed	140,644	140,644
57.	Irving Mall	TX	Irving (Dallas)	100.0%		1,052,527	(2)
58.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		556,215	(2)
59.	King of Prussia Mall	PA	King of Prussia	96.1%		2,469,717	01/01/17		7.49%	Fixed	68,082	65,418
			(Philadelphia)				01/01/17		8.53%	Fixed	4,873	4,682
							01/01/17		4.50%	Fixed	50,000	48,044
60.	Knoxville Center	TN	Knoxville	100.0%		961,007	(2)
61.	La Plaza Mall	TX	McAllen	100.0%		1,221,029	(2)
62.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,510	(2)
63.	Lehigh Valley Mall	PA	Whitehall	38.0%	(5)	1,180,146	07/05/20		5.88%	Fixed	134,060	50,889
64.	Lenox Square	GA	Atlanta	100.0%		1,555,022	(2)
65.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		856,240	05/06/23		3.41%	Fixed	34,785	17,093
66.	Lima Mall	OH	Lima	100.0%		743,356	(2)
67.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,773	(2)
68.	Lindale Mall	IA	Cedar Rapids	100.0%		687,847	(2)
69.	Livingston Mall	NJ	Livingston (New York)	100.0%		968,235	(2)
70.	Longview Mall	TX	Longview	100.0%		638,520	(2)
71.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)	94.4%		465,830	(2)
72.	Mall at Rockingham Park, The	NH	Salem (Boston)	28.2%		1,025,409	03/10/17		5.61%	Fixed	260,000	73,281
73.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	50.0%		1,128,499	05/01/23		3.56%	Fixed	125,000	62,500
74.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,821,864	(2)
75.	Mall of New Hampshire, The	NH	Manchester	56.4%		811,241	10/05/15		6.23%	Fixed	127,738	72,006
76.	Maplewood Mall	MN	St. Paul (Minneapolis)	100.0%		926,291	(2)
77.	Markland Mall	IN	Kokomo	100.0%		417,388	(2)
78.	McCain Mall	AR	N. Little Rock	100.0%		786,997	(2)
79.	Meadowood Mall	NV	Reno	50.0%		883,569	11/06/21		5.82%	Fixed	122,226	61,113
80.	Melbourne Square	FL	Melbourne	100.0%		702,905	(2)
81.	Menlo Park Mall	NJ	Edison (New York)	100.0%		1,319,209	(2)
82.	Mesa Mall	CO	Grand Junction	100.0%		880,469	06/01/16		5.79%	Fixed	87,250	87,250
3Q 2013 SUPPLEMENTAL	41

Property and Debt Information
 As of September 30, 2013

							Debt Information
				Legal		Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership		Square Feet	Date		Rate (1)	Type	Total	Our Share

83.	Miami International Mall	FL	Miami	47.8%		1,080,315	(2)
84.	Midland Park Mall	TX	Midland	100.0%		615,379	09/06/22		4.35%	Fixed	83,644	83,644
85.	Miller Hill Mall	MN	Duluth	100.0%		830,695	(2)
86.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0%	(5)	985,227	05/11/34		5.17%	Fixed	80,786	48,464
87.	Muncie Mall	IN	Muncie	100.0%		635,840	(2)
88.	North East Mall	TX	Hurst (Dallas)	100.0%		1,669,736	(2)
89.	Northfield Square	IL	Bourbonnais	71.7%	(7)	530,325	02/11/14		6.05%	Fixed	25,206	18,070
90.	Northgate Mall	WA	Seattle	100.0%		1,053,259	(2)
91.	Northlake Mall	GA	Atlanta	100.0%		963,134	(2)
92.	Northshore Mall	MA	Peabody (Boston)	56.4%		1,592,107	07/05/23		3.30%	Fixed	274,103	154,512
93.	Northwoods Mall	IL	Peoria	100.0%		693,519	(2)
94.	Oak Court Mall	TN	Memphis	100.0%		849,785	(2)
95.	Ocean County Mall	NJ	Toms River (New York)	100.0%		898,785	(2)
96.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		959,331	(2)
97.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,235,208	(2)
98.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	64.9%	(5)	1,332,032	12/07/20		4.77%	Fixed	68,017	44,172
99.	Paddock Mall	FL	Ocala	100.0%		557,010	(2)
100.	Penn Square Mall	OK	Oklahoma City	94.5%		1,064,051	04/01/16		7.75%	Fixed	95,557	90,297
101.	Pheasant Lane Mall	NH	Nashua	(10)		979,652	(2)
102.	Phipps Plaza	GA	Atlanta	100.0%		830,765	(2)
103.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,100,441	09/30/17	(8)	1.53%	Variable	225,000	225,000
104.	Port Charlotte Town Center	FL	Port Charlotte	80.0%	(7)	764,717	11/01/20		5.30%	Fixed	46,595	37,276
105.	Prien Lake Mall	LA	Lake Charles	100.0%		847,902	(2)
106.	Quaker Bridge Mall	NJ	Lawrenceville	50.0%		1,083,447	04/01/16		7.03%	Fixed	14,116	7,058
							04/01/16		2.95%	Fixed	62,000	31,000
107.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,011,688	(2)
108.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		1,192,836	(2)
109.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,247,251	(2)
110.	Rolling Oaks Mall	TX	San Antonio	100.0%		882,349	(2)
111.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,257,604	(2)
112.	Ross Park Mall	PA	Pittsburgh	100.0%		1,240,541	(2)
113.	Rushmore Mall	SD	Rapid City	100.0%		829,293	06/01/16		5.79%	Fixed	94,000	94,000
114.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		694,122	(2)
115.	Seminole Towne Center	FL	Sanford (Orlando)	45.0%	(4)	1,104,631	05/06/21		5.97%	Fixed	58,348	7,585
116.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	51.0%		1,152,658	02/01/23		3.61%	Fixed	295,000	150,450
117.	Shops at Riverside, The	NJ	Hackensack (New York)	100.0%		771,371	02/01/23		3.37%	Fixed	130,000	130,000
118.	Shops at Sunset Place, The	FL	S. Miami	37.5%	(4)	514,205	09/01/20		5.62%	Fixed	74,484	27,932
119.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%	(4)	1,291,726	03/01/16		5.16%	Fixed	180,000	45,000
120.	Solomon Pond Mall	MA	Marlborough (Boston)	56.4%		883,446	11/01/22		4.01%	Fixed	108,443	61,130
121.	South Hills Village	PA	Pittsburgh	100.0%		1,122,885	(2)
122.	South Shore Plaza	MA	Braintree (Boston)	100.0%		1,586,385	(2)
123.	Southdale Center	MN	Edina (Minneapolis)	100.0%		1,277,164	04/01/23		3.84%	Fixed	155,000	155,000
124.	Southern Hills Mall	IA	Sioux City	100.0%		794,426	06/01/16		5.79%	Fixed	101,500	101,500
125.	Southern Park Mall	OH	Youngstown	100.0%		1,202,645	(2)
126.	SouthPark	NC	Charlotte	100.0%		1,675,674	08/01/16	(9)	8.00%	Fixed	190,331	190,331
127.	Southridge Mall	WI	Greendale (Milwaukee)	100.0%		1,171,434	06/06/23		3.85%	Fixed	125,000	125,000
3Q 2013 SUPPLEMENTAL	42

Property and Debt Information
 As of September 30, 2013

							Debt Information
				Legal		Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership		Square Feet	Date		Rate (1)	Type	Total	Our Share

128.	Springfield Mall (3)	PA	Springfield (Philadelphia)	38.0%	(5)	610,954	11/30/15	(11)	4.77%	Fixed	64,169	24,378
129.	Square One Mall	MA	Saugus (Boston)	56.4%		930,555	01/06/22		5.47%	Fixed	97,843	55,154
130.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		980,095	(2)
131.	St. Johns Town Center	FL	Jacksonville	50.0%		1,235,037	03/11/15		5.06%	Fixed	161,460	80,730
							05/10/15	(8)	1.88%	Variable	77,258	38,629
							01/28/16	(8)	1.43%	Variable	3,100	1,550
132.	Stanford Shopping Center	CA	Palo Alto (San Jose)	100.0%		1,344,563	(2)
133.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	49.9%		1,301,211	11/30/16	(6)	7.50%	Fixed	219,975	109,768
134.	Summit Mall	OH	Akron	100.0%		769,431	06/10/17		5.42%	Fixed	65,000	65,000
135.	Sunland Park Mall	TX	El Paso	100.0%		922,209	01/01/26		8.63%	Fixed	28,686	28,686
136.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,325,471	(2)
137.	Tippecanoe Mall	IN	Lafayette	100.0%		864,239	(2)
138.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		1,082,240	(2)
139.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,779,110	(2)
140.	Town Center at Cobb	GA	Kennesaw (Atlanta)	100.0%		1,280,023	05/01/22		4.76%	Fixed	200,000	200,000
141.	Towne East Square	KS	Wichita	100.0%		1,134,219	(2)
142.	Towne West Square	KS	Wichita	100.0%		941,344	06/01/21		5.61%	Fixed	49,538	49,538
143.	Treasure Coast Square	FL	Jensen Beach	100.0%		876,152	(2)
144.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,094,864	(2)
145.	University Park Mall	IN	Mishawaka	100.0%		922,304	(2)
146.	Upper Valley Mall	OH	Springfield	100.0%		739,021	07/01/16	(8)(12)	5.89%	Fixed	42,849	42,849
147.	Valle Vista Mall	TX	Harlingen	100.0%		650,634	05/10/17		5.35%	Fixed	40,000	40,000
148.	Virginia Center Commons	VA	Glen Allen	100.0%		774,503	(2)
149.	Walt Whitman Shops	NY	Huntington Station (New York)	100.0%		1,078,717	08/01/16	(9)	8.00%	Fixed	117,275	117,275
150.	Washington Square	IN	Indianapolis	100.0%		967,702	07/01/16	(13)	5.94%	Fixed	24,945	24,945
151.	West Ridge Mall	KS	Topeka	100.0%		991,799	07/01/14		5.89%	Fixed	65,049	65,049
152.	West Town Mall	TN	Knoxville	50.0%		1,344,542	12/01/17		6.34%	Fixed	210,000	105,000
153.	Westchester, The	NY	White Plains (New York)	40.0%		826,440	05/05/20		6.00%	Fixed	358,515	143,406
154.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		1,198,549	(2)
155.	White Oaks Mall	IL	Springfield	80.7%		926,306	11/01/16		5.54%	Fixed	50,000	40,339
156.	Wolfchase Galleria	TN	Memphis	94.5%		1,152,196	04/01/17		5.64%	Fixed	225,000	212,616
157.	Woodfield Mall	IL	Schaumburg (Chicago)	50.0%		2,171,976	03/05/24		4.50%	Fixed	425,000	212,500
158.	Woodland Hills Mall	OK	Tulsa	94.5%		1,090,670	04/05/19		7.79%	Fixed	93,198	88,042

	Total Mall Square Footage					162,690,406

3Q 2013 SUPPLEMENTAL	43

Property and Debt Information
As of September 30, 2013

						Debt Information
				Legal	Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership	Square Feet	Date		Rate (1)	Type	Total	Our Share
	Premium Outlets
1.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,582	(2)
2.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,710	(2)
3.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	290,520	(2)
4.	Birch Run Premium Outlets	MI	Birch Run (Detroit)	100.0%	678,694	04/11/16	(14)	5.95%	Fixed	104,686	104,686
5.	Calhoun Premium Outlets	GA	Calhoun	100.0%	254,052	09/01/16	(15)	5.79%	Fixed	20,147	20,147
6.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	674,086	(2)
7.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	288,357	(2)
8.	Carolina Premium Outlets	NC	Smithfield (Raleigh)	100.0%	438,897	12/01/22		3.36%	Fixed	49,778	49,778
9.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,341	(2)
10.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	398,869	(2)
11.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,218	(2)
12.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,699	(2)
13.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	497,168	(2)
14.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,816	(2)
15.	Ellenton Premium Outlets	FL	Ellenton (Tampa)	100.0%	476,526	01/11/16	(16)	5.51%	Fixed	102,923	102,923
16.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	297,719	(2)
17.	Gaffney Premium Outlets	SC	Gaffney (Greenville/Charlotte)	100.0%	359,753	09/01/16	(15)	5.79%	Fixed	36,564	36,564
18.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,902	(2)
19.	Grand Prairie Premium Outlets	TX	Grand Prairie (Dallas)	100.0%	417,414	04/01/23		3.66%	Fixed	120,000	120,000
20.	Grove City Premium Outlets	PA	Grove City (Pittsburgh)	100.0%	531,713	01/11/16	(16)	5.51%	Fixed	111,110	111,110
21.	Gulfport Premium Outlets	MS	Gulfport	100.0%	300,255	01/11/16	(16)	5.51%	Fixed	24,790	24,790
22.	Hagerstown Premium Outlets	MD	Hagerstown (Baltimore/	100.0%	485,050	04/11/16	(14)	5.95%	Fixed	87,960	87,960
			Washington DC)			(2)
23.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	541,634	(2)
24.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,636	(2)
25.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,472	01/11/16	(16)	5.51%	Fixed	68,952	68,952
26.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	276,373	(2)
27.	Kittery Premium Outlets	ME	Kittery	100.0%	264,977	(2)
28.	Las Americas Premium Outlets	CA	San Diego	100.0%	554,966	06/11/16		5.84%	Fixed	179,344	179,344
29.	Las Vegas Premium Outlets- North	NV	Las Vegas	100.0%	538,683	(2)
3Q 2013 SUPPLEMENTAL	44

Property and Debt Information
 As of September 30, 2013

						Debt Information
				Legal	Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership	Square Feet	Date		Rate (1)	Type	Total	Our Share

30.	Las Vegas Premium Outlets- South	NV	Las Vegas	100.0%	535,466	(2)
31.	Lebanon Premium Outlets	TN	Lebanon (Nashville)	100.0%	227,262	01/11/16	(16)	5.51%	Fixed	15,241	15,241
32.	Lee Premium Outlets	MA	Lee	100.0%	224,709	09/01/16	(15)	5.79%	Fixed	50,294	50,294
33.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	518,003	(2)
34.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	162,198	(2)
35.	Lighthouse Place Premium Outlets	IN	Michigan City (Chicago, IL)	100.0%	454,634	(2)
36.	Livermore Premium Outlets	CA	Livermore (San Francisco)	100.0%	511,646	(2)
37.	Merrimack Premium Outlets	NH	Merrimack	100.0%	408,996	07/01/23		3.78%	Fixed	130,000	130,000
38.	Napa Premium Outlets	CA	Napa	100.0%	179,258	(2)
39.	North Bend Premium Outlets	WA	North Bend (Seattle)	100.0%	223,561	(2)
40.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	540,432	(2)
41.	Orlando Premium Outlets- International Dr	FL	Orlando	100.0%	773,643	(2)
42.	Orlando Premium Outlets- Vineland Ave	FL	Orlando	100.0%	549,651	(2)
43.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	392,641	(2)
44.	Petaluma Village Premium Outlets	CA	Petaluma (San Francisco)	100.0%	195,590	(2)
45.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,137	(2)
46.	Phoenix Premium Outlets	AZ	Chandler (Phoenix)	100.0%	356,252	(2)
47.	Pismo Beach Premium Outlets	CA	Pismo Beach	100.0%	147,416	11/06/16	(17)	5.84%	Fixed	33,850	33,850
48.	Pleasant Prairie Premium	WI	Pleasant Prairie (Chicago, IL/	100.0%	402,533	01/11/16	(16)	5.51%	Fixed	59,220	59,220
	Outlets		Milwaukee)			12/01/16		6.01%	Fixed	35,975	35,975
49.	Puerto Rico Premium Outlets	PR	Barceloneta	100.0%	341,909	09/30/17	(8)	1.53%	Variable	125,000	125,000
50.	Queenstown Premium Outlets	MD	Queenstown (Baltimore)	100.0%	289,271	11/06/16	(17)	5.84%	Fixed	66,150	66,150
51.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	604,105	(2)
52.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,689	(2)
53.	San Marcos Premium	TX	San Marcos (Austin/	100.0%	731,870	01/11/16	(16)	5.51%	Fixed	140,934	140,934
	Outlets		San Antonio)
54.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	554,308	(2)
3Q 2013 SUPPLEMENTAL	45

Property and Debt Information
 As of September 30, 2013

							Debt Information
				Legal		Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership		Square Feet	Date		Rate (1)	Type	Total	Our Share

55.	Silver Sands Premium Outlets	FL	Destin	50.0%		451,048	06/01/22		3.93%	Fixed	100,000	50,000
56.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%		328,654	(2)
57.	St. Louis Premium Outlets	MO	St. Louis (Chesterfield)	60.0%		351,185	(2)
58.	Tanger Outlets - Galveston/Houston (3)	TX	Texas City	50.0%		352,705	07/01/18		1.68%	Variable	65,000	32,500
59.	The Crossings Premium Outlets	PA	Tannersville	100.0%		411,324	12/01/22		3.41%	Fixed	115,000	115,000
60.	Vacaville Premium Outlets	CA	Vacaville	100.0%		437,396	(2)
61.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%		209,732	(2)
62.	Waterloo Premium Outlets	NY	Waterloo	100.0%		417,741	(2)
63.	Williamsburg Premium Outlets	VA	Williamsburg	100.0%		522,002	04/11/16	(14)	5.95%	Fixed	101,619	101,619
64.	Woodburn Premium Outlets	OR	Woodburn (Portland)	100.0%		389,780	(2)
65.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%		845,959	(2)
66.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%		660,092	(2)

	Total U.S. Premium Outlet Square Footage					27,730,880

	Total Mall and U.S. Premium Outlet Square Footage					190,421,286

	The Mills
1.	Arizona Mills	AZ	Tempe (Phoenix)	50.0%		1,239,683	07/01/20		5.76%	Fixed	167,960	83,980
2.	Arundel Mills	MD	Hanover (Baltimore)	59.3%		1,561,162	08/01/14		6.14%	Fixed	371,046	219,845
3.	Colorado Mills	CO	Lakewood (Denver)	37.5%	(4)	1,099,714	06/01/15		3.93%	Variable	127,341	47,753
4.	Concord Mills	NC	Concord (Charlotte)	59.3%		1,338,712	11/01/22		3.84%	Fixed	235,000	139,261
5.	Grapevine Mills	TX	Grapevine (Dallas)	59.3%		1,775,643	09/22/14	(8)	2.33%	Variable	270,000	160,002
6.	Great Mall	CA	Milpitas (San Jose)	100.0%		1,358,808	08/28/15	(8)	6.01%	Fixed	269,968	269,968
7.	Gurnee Mills	IL	Gurnee (Chicago)	100.0%		1,908,679	07/01/17		5.77%	Fixed	321,000	321,000
8.	Katy Mills	TX	Katy (Houston)	62.5%	(4)	1,638,441	12/06/22		3.49%	Fixed	140,000	35,000
9.	Ontario Mills	CA	Ontario (Riverside)	50.0%		1,472,740	03/05/22		4.25%	Fixed	341,054	170,527
10.	Opry Mills	TN	Nashville	100.0%		1,152,909	10/10/16	(8)	6.16%	Fixed	280,000	280,000
							10/10/16	(8)	5.00%	Fixed	102,293	102,293
11.	Outlets at Orange, The	CA	Orange (Los Angeles)	50.0%		804,049	10/01/14		6.25%	Fixed	214,055	107,028
12.	Potomac Mills	VA	Woodbridge (Washington, D.C.)	100.0%		1,497,836	07/11/17		5.83%	Fixed	410,000	410,000
13.	Sawgrass Mills	FL	Sunrise (Miami)	100.0%		2,305,568	07/01/14		5.82%	Fixed	820,000	820,000

	Total The Mills Square Footage					19,153,944

3Q 2013 SUPPLEMENTAL	46

Property and Debt Information
As of September 30, 2013

							Debt Information
				Legal		Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership		Square Feet	Date		Rate (1)	Type	Total	Our Share
	Community/Lifestyle Centers
1.	ABQ Uptown	NM	Albuquerque	100.0%		230,059	(2)
2.	Arboretum	TX	Austin	100.0%		194,972	(2)
3.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	59.3%		101,535	01/01/14		5.92%	Fixed	10,576	6,266
4.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		686,126	11/01/15		8.15%	Fixed	25,268	25,268
5.	Charles Towne Square	SC	Charleston	100.0%		71,794	(2)
6.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935	(2)
7.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		576,795	10/01/15		5.08%	Fixed	115,000	57,500
8.	Concord Mills Marketplace	NC	Concord (Charlotte)	100.0%		230,683	02/01/14		5.76%	Fixed	12,275	12,275
9.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756	(2)
10.	Crystal Court	IL	Crystal Lake (Chicago)	37.9%	(19)	285,398	(2)
11.	Dare Centre	NC	Kill Devil Hills	100.0%		168,673	(2)
12.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	84.1%		101,948	01/01/15		5.28%	Fixed	2,416	2,030
13.	Denver West Village	CO	Lakewood (Denver)	37.5%		310,715	07/01/21		5.04%	Fixed	28,000	10,500
14.	Empire East	SD	Sioux Falls	100.0%		287,503	(2)
15.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3%	(19)	249,488	(2)
16.	Forest Plaza	IL	Rockford	100.0%		428,044	10/10/19	(20)	7.50%	Fixed	17,821	17,821
17.	Gaitway Plaza	FL	Ocala	32.2%	(19)	208,755	07/01/15	(21)	4.60%	Fixed	13,900
18.	Gateway Centers	TX	Austin	100.0%		512,440	(2)
19.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,369	(2)
20.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319	(2)
21.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		666,378	04/01/22		4.81%	Fixed	84,000	42,000
22.	Henderson Square	PA	King of Prussia (Philadelphia)	75.9%	(5)	107,371	04/01/16		4.43%	Fixed	13,385	10,162
23.	Highland Lakes Center	FL	Orlando	100.0%		488,850	(2)
24.	Indian River Commons	FL	Vero Beach	50.0%		255,942	11/01/14		5.21%	Fixed	9,110	4,555
25.	Keystone Shoppes	IN	Indianapolis	100.0%		29,040	(2)
26.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,568	(2)
27.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		367,605	12/31/14		8.00%	Fixed	15,520	15,520
28.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,304	10/10/19	(20)	7.50%	Fixed	16,695	16,695
29.	Lima Center	OH	Lima	100.0%		233,878	(2)
30.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,326	(2)
31.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	64.9%	(5)	267,970	(2)
32.	MacGregor Village	NC	Cary	100.0%		144,370	(2)
33.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,670	10/06/22		4.28%	Fixed	24,631	24,631
34.	Markland Plaza	IN	Kokomo	100.0%		90,527	(2)
35.	Martinsville Plaza	VA	Martinsville	100.0%		102,105	(2)
3Q 2013 SUPPLEMENTAL	47

Property and Debt Information
 As of September 30, 2013

							Debt Information
				Legal		Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership		Square Feet	Date		Rate (1)	Type	Total	Our Share

36.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,892	(2)
37.	Muncie Towne Plaza	IN	Muncie	100.0%		172,617	10/10/19	(20)	7.50%	Fixed	6,941	6,941
38.	Naples Outlet Center	FL	Naples	100.0%		146,032	01/11/16	(16)	5.51%	Fixed	15,792	15,792
39.	New Castle Plaza	IN	New Castle	100.0%		91,648	(2)
40.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		305,735	(2)
41.	North Ridge Shopping Center	NC	Raleigh	100.0%		169,827	12/01/22		3.41%	Fixed	12,500	12,500
42.	Northwood Plaza	IN	Fort Wayne	100.0%		208,076	(2)
43.	Palms Crossing	TX	McAllen	100.0%		392,314	08/01/21	(22)	5.49%	Fixed	37,356	37,356
44.	Pier Park	FL	Panama City Beach	65.6%		842,072	(2)
45.	Plaza at Buckland Hills, The	CT	Manchester	41.3%	(19)	329,885	07/01/15		4.60%	Fixed	24,800	0
46.	Richardson Square	TX	Richardson (Dallas)	100.0%		517,265	(2)
47.	Rockaway Commons	NJ	Rockaway (New York)	100.0%		149,940	(2)
48.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		459,301	(2)
49.	Royal Eagle Plaza	FL	Coral Springs (Miami)	42.0%	(19)	202,996	(2)
50.	Shops at Arbor Walk, The	TX	Austin	100.0%		458,467	08/01/21	(22)	5.49%	Fixed	42,220	42,220
51.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		365,038	(2)
52.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		393,816	(2)
53.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522	(2)
54.	University Center	IN	Mishawaka	100.0%		150,524	(2)
55.	University Town Plaza	FL	Pensacola	100.0%		572,643	(2)
56.	Village Park Plaza	IN	Carmel (Indianapolis)	35.7%	(19)	575,576	07/01/15		4.60%	Fixed	29,850	3,582
57.	Washington Plaza	IN	Indianapolis	100.0%		50,107	(2)
58.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,933	(2)
59.	West Ridge Plaza	KS	Topeka	100.0%		254,480	(2)
60.	West Town Corners	FL	Altamonte Springs (Orlando)	32.2%	(19)	385,352	07/01/15	(21)	4.60%	Fixed	18,800	0
61.	Westland Park Plaza	FL	Orange Park (Jacksonville)	32.2%	(19)	163,254	(2)
62.	White Oaks Plaza	IL	Springfield	100.0%		387,911	10/10/19	(20)	7.50%	Fixed	13,882	13,882
63.	Whitehall Mall	PA	Whitehall	38.0%	(5)	605,833	11/01/18		7.00%	Fixed	10,718	4,068
64.	Wolf Ranch	TX	Georgetown (Austin)	100.0%		627,804	(2)

	Total Community/Lifestyle Center Square Footage					20,005,071

	TMLP Properties
	Franklin Mills, The Esplanade, The Galleria at White Plains, Marley Station, Northpark Mall, and Sugarloaf Mills							(23)			847,361	334,762

	Total TMLP Properties Square Footage					6,679,775

3Q 2013 SUPPLEMENTAL	48

Property and Debt Information
 As of September 30, 2013

						Debt Information
				Legal	Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership	Square Feet	Date		Rate (1)	Type	Total	Our Share
	Other Properties
	Factory Stores of America-Lebanon, Florida Keys Outlet Center, Huntley Outlet Center, Outlet Marketplace, and The Shoppes at Branson Meadows					01/11/16	(16)	5.51%	Fixed	39,883	39,883

	Total Other Properties Square Footage				1,060,505

	TOTAL U.S. SQUARE FOOTAGE (24)				237,320,581

	International Properties
	CANADA
1.	Toronto Premium Outlets	Ontario		50.0%	358,200	07/09/15	(29)	2.37%	Variable	83,010	41,505

	Subtotal Canada Square Footage				358,200
	JAPAN
2.	Ami Premium Outlets	Ami (Tokyo)		40.0%	315,000	09/25/23	(25)	1.82%	Fixed	105,863	42,342
3.	Gotemba Premium Outlets	Gotemba City (Tokyo)		40.0%	481,500	02/28/18	(25)	0.60%	Fixed	26,397	10,559
4.	Kobe-Sanda Premium	Kobe (Osaka)		40.0%	441,000	01/31/14	(25)	1.70%	Fixed	1,023	409
	Outlets					01/31/18	(25)	0.72%	Variable	45,007	18,003
5.	Rinku Premium Outlets	Izumisano (Osaka)		40.0%	419,000	11/25/14	(25)	1.85%	Fixed	7,197	2,879
						07/31/17	(25)	0.50%	Variable	18,400	7,360
6.	Sano Premium Outlets	Sano (Tokyo)		40.0%	390,800	05/31/18	(25)	0.52%	Variable	14,577	5,831
7.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)		40.0%	164,200	10/31/18	(25)	0.47%	Variable	21,364	8,546
8.	Shisui Premium Outlets	Shisui (Chiba)		40.0%	234,900	05/31/18	(25)	0.47%	Variable	57,243	22,897
9.	Toki Premium Outlets	Toki (Nagoya)		40.0%	289,500	04/30/15	(25)	1.02%	Variable	9,541	3,816
10.	Tosu Premium Outlets	Fukuoka (Kyushu)		40.0%	290,600	01/31/16	(25)	0.50%	Variable	24,328	9,731

	Subtotal Japan Square Footage				3,026,500
3Q 2013 SUPPLEMENTAL	49

Property and Debt Information
 As of September 30, 2013

						Debt Information
				Legal	Total	Maturity		Interest		Indebtedness ($ in 000's)
	Property Name	State	City (CBSA)	Ownership	Square Feet	Date		Rate (1)	Type	Total	Our Share
	KOREA
11.	Busan Premium Outlets	Busan		50.0%	360,200	02/10/17	(26)	5.52%	Fixed	54,471	27,235
						02/13/17	(26)	4.98%	Variable	47,778	23,889
12.	Paju Premium Outlets	Paju (Seoul)		50.0%	435,100	11/28/19	(26)	4.08%	Fixed	100,762	50,381
13.	Yeoju Premium Outlets	Yeoju (Seoul)		50.0%	286,100	08/30/20	(26)	4.71%	Fixed	186	93

	Subtotal South Korea Square Footage				1,081,400
	MALAYSIA
14.	Johor Premium Outlets	Johor (Singapore)		50.0%	190,400	04/14/18	(27)	4.85%	Variable	25,546	12,773

	Subtotal Malaysia Square Footage				190,400
	MEXICO
15.	Premium Outlets Punta Norte	Mexico City		50.0%	278,000	(2)

	Subtotal Mexico Square Footage				278,000

	TOTAL INTERNATIONAL SQUARE FOOTAGE (28)				4,934,500

	TOTAL SQUARE FOOTAGE				242,255,081

	Other Secured Indebtedness						(30)			135,044	60,106

	TOTAL SECURED INDEBTEDNESS									$20,050,248	$13,527,641	(31)

	Our Share of Consolidated Mortgage Debt										$7,920,120

	Our Share of Joint Venture Mortgage Debt										$5,607,521
3Q 2013 SUPPLEMENTAL	50

Property and Debt Information
As of September 30, 2013

	Debt Information
Unsecured Indebtedness:	Maturity Date		Interest Rate (1)	Type	Indebtedness ($ in 000's) Total
Simon Property Group, LP (Sr. Notes)	01/30/14		4.90%	Fixed	200,000
Simon Property Group, LP (Sr. Notes)	05/15/14		6.75%	Fixed	516,052
Simon Property Group, LP (Sr. Notes)	08/15/14		5.63%	Fixed	218,430
Simon Property Group, LP (Sr. Notes)	02/01/15		4.20%	Fixed	400,000
Simon Property Group, LP (Sr. Notes)	06/15/15		5.10%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	12/01/15		5.75%	Fixed	600,000
Retail Property Trust (Sr. Notes)	03/15/16		7.88%	Fixed	250,000
Simon Property Group, LP (Sr. Notes)	05/01/16		6.10%	Fixed	400,000
Revolving Credit Facility - Euro Currency	10/30/16	(8)(32)	1.06%	Variable	1,214,577
Simon Property Group, LP (Sr. Notes)	12/01/16		5.25%	Fixed	650,000
Simon Property Group, LP (Sr. Notes)	01/30/17		2.80%	Fixed	500,000
Simon Property Group, LP (Sr. Notes)	03/01/17		5.88%	Fixed	500,000
Supplemental Credit Facility - Yen Currency	06/30/17	(8)(33)	1.12%	Variable	227,593
Simon Property Group, LP (Sr. Notes)	09/15/17		2.15%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	02/01/18		1.50%	Fixed	750,000
Unsecured Term Loan	02/28/18	(8)	1.30%	Variable	240,000
Simon Property Group, LP (Sr. Notes)	05/30/18		6.13%	Fixed	800,000
Simon Property Group, LP (Sr. Notes)	06/15/18		7.38%	Fixed	200,000
Simon Property Group, LP (Sr. Notes)	04/01/19		10.35%	Fixed	650,000
Simon Property Group, LP (Sr. Notes)	02/01/20		5.65%	Fixed	1,250,000
Simon Property Group, LP (Sr. Notes)	03/01/21		4.38%	Fixed	900,000
Simon Property Group, LP (Sr. Notes)	12/01/21		4.13%	Fixed	700,000
Simon Property Group, LP (Sr. Notes)	03/15/22		3.38%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	02/01/23		2.75%	Fixed	500,000
Simon Property Group, LP (Sr. Notes)	02/01/40		6.75%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	03/15/42		4.75%	Fixed	550,000

Total Unsecured Indebtedness					$14,616,652	(18)

3Q 2013 SUPPLEMENTAL	51

Property and Debt Information
 As of September 30, 2013

FOOTNOTES:

(1)
Variable rate debt interest rates are based on the following base rates as of September 30, 2013: 1M LIBOR at .18%; 1M EUR LIBOR at .09%; 1M YEN LIBOR at .12%; 6M YEN LIBOR at .22%; 1M CDOR at 1.22%; KLIBOR at 3.10% and 91 Day Korean CD rate at 2.66%.
(2)
Unencumbered asset
(3)
This property is managed by a third party.
(4)
The Operating Partnership's direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners or the Operating Partnership.
(5)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.
(6)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(7)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.
(8)
Includes applicable extensions available at our option.
(9)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(10)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.
(11)
Through an interest rate swap agreement, interest is essentially fixed at the all-in-rate presented.
(12)
Comprised of a $27.0 million note at 5.89% and a $20.0 million note that is non-interest bearing.
(13)
Comprised of a $15.0 million note at 5.94% and a $12.8 million note that is non-interest bearing.
(14)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(15)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(16)
These ten properties (which includes Florida Keys Outlet Center and Huntley Outlet Center) are secured by cross-collateralized and cross-defaulted mortgages.
(17)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.
(18)
Also represents our share of Total Unsecured Indebtedness.
(19)
Outside partner receives substantially all of the economic benefit and/or capital allocation due to a partner preference.
(20)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.
(21)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.
(22)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.
(23)
Consists of 7 properties with interest rates ranging from 4.5% to 7.32% and maturities between 2013 and 2023.
(24)
Includes office space of 2,176,696 square feet including the following centers with more than 20,000 square feet of office space:

Circle Centre - 129,944 sq. ft.	Greendale Mall - 119,860 sq. ft.
Clay Terrace - 75,118 sq. ft.	Menlo Park Mall - 49,481 sq. ft.
Copley Place - 868,051 sq. ft.	Oak Court Mall - 126,775 sq. ft.
Del Amo Fashion Center - 57,927 sq. ft.	Oxford Valley Mall - 112,211 sq. ft.
Domain, The - 153,257 sq. ft.	Plaza Carolina - 27,343 sq. ft.
Fashion Centre at Pentagon City - 169,089 sq. ft.	River Oaks - 41,494 sq. ft.
Firewheel Town Center - 73,906 sq. ft.	Southdale Center - 20,393 sq. ft.
(25)
Amounts shown in USD equivalent; Yen equivalent is 32.4 billion.
(26)
Amounts shown in USD equivalent; Won equivalent is 218.6 billion.
(27)
Amounts shown in USD equivalent; Ringgit equivalent is 82.5 million.
(28)
Does not include Klépierre.
(29)
Amounts shown in USD equivalent; CAD equivalent is 85.6 million.
(30)
Consists of 6 loans with interest rates ranging from 1.83% to 6.53% and maturities between 2013 and 2021.
(31)
Our share of total indebtedness includes a pro rata share of the mortgage debt on joint venture properties, including The Mills Limited Partnership. To the extent total indebtedness is secured by a property, it is non-recourse to us, with the exception of approximately $179.2 million of payment guarantees provided by the Operating Partnership (of which $81.1 million is recoverable from venture partner under the partnership agreement).
(32)
Amounts shown in USD equivalent. Balance includes borrowings on multi-currency tranche of Euro 900.0 million.
(33)
Amounts shown in USD equivalent. Balance includes borrowings on multi-currency tranche of Yen 22.3 billion.
3Q 2013 SUPPLEMENTAL	52